                 [LOGO OF LINCOLN          LINCOLN
                  ADVISOR FUNDS            ADVISOR
                  APPEARS HERE]            FUNDS


                                 ANNUAL REPORT
                               OCTOBER 31, 1995

                      LINCOLN GROWTH AND INCOME PORTFOLIO
                         LINCOLN ENTERPRISE PORTFOLIO
                         LINCOLN U.S. GROWTH PORTFOLIO
                        LINCOLN WORLD GROWTH PORTFOLIO
                         LINCOLN NEW PACIFIC PORTFOLIO
                      LINCOLN GOVERNMENT INCOME PORTFOLIO
                      LINCOLN CORPORATE INCOME PORTFOLIO
                       LINCOLN TAX-FREE INCOME PORTFOLIO
                          LINCOLN CASHFUND PORTFOLIO

             SECURITIES DISTRIBUTED BY DELAWARE DISTRIBUTORS L.P.,
                          PHILADELPHIA, PENNSYLVANIA

[LOGO OF LINCOLN ADVISOR  LINCOLN
  FUNDS APPEARS HERE]     ADVISOR
                          FUNDS

                          A LETTER FROM THE PRESIDENT

                                                               November 21, 1995
Dear Shareholder:

The fiscal year ended October 31, 1995 was a very rewarding one for investors in U.S. stocks and bonds as interest rates fell dramatically and corporate earnings for many domestic and multinational businesses grew substantially despite a slowdown in U.S. economic growth.

The Standard & Poor's 500 Index climbed +26.4% during this 12-month period while the Merrill Lynch Corporate-Government-Mortgage Bond Index advanced +15.8%. Both Indices are broad, unmanaged measures of their respective markets.

Our domestically oriented Lincoln Advisor Funds successfully participated in this rally, which marked a stunning turnaround from 1994, when the Federal Reserve Board rapidly raised short-term interest rates, resulting in a flat stock market, and the worst bond market in nearly 70 years.

Total return from capital appreciation and reinvested dividends for the Lincoln Advisor Funds for the 12 months ended October 31, 1995 based on Class A net asset value, are shown in the table below.

                                             TOTAL RETURN FOR CLASS A SHARES
                                                  FOR THE 12 MONTHS ENDED
                                            OCTOBER 31, 1995 AT NET ASSET VALUE
         Lincoln Growth & Income Portfolio                 19.13%
         Lincoln Enterprise Portfolio                      22.72%
         Lincoln U.S. Growth Portfolio                     21.74%
         Lincoln World Growth Portfolio                     3.81%
         Lincoln New Pacific Portfolio                    (13.99)%
         Lincoln Government Income Portfolio               13.72%
         Lincoln Corporate Income Portfolio                17.71%
         Lincoln Tax-Free Income Portfolio                 14.76%
         Lincoln Cashfund Portfolio                         4.94%

  Total return as shown above assumes reinvestment of dividends and capital gains, and excludes the effect of the front-end sales load. Complete performance information for the past fiscal year and for each Portfolio's lifetime can be found inside in the report on each respective Portfolio.

In the U.S., we are encouraged by the recent pause in the stock market's stellar rise because it has reduced what, in our opinion, have been speculative excesses in some industry groups, especially technology. Positive long-term economic trends that bode well for 1996 include low inflation, declining interest rates, increased business productivity and a U.S. dollar valuation that favors exporters.

As you read this report, you'll see what steps the Funds' managers took during the year to position their particular portfolio for a U.S. economy characterized by modest growth as well as this past summer's reversal in the Federal Reserve's interest rate policy.

Our international Funds' managers adjusted their portfolios to reflect worldwide economic conditions that were generally not as favorable as conditions in the U.S. You'll see in the report how these Funds' performance was affected by the changing value of the dollar in relation to other currencies and the financial circumstances of regions such as the Far East.

We believe the long-term outlook for financial markets both here and abroad is bright and we hope to merit your continued confidence. We will strive to help you meet the long-term investing goals you have developed with the help of your financial advisor.

Sincerely,




Priscilla S. Brown, President
Lincoln Advisor Funds

                               TABLE OF CONTENTS

FINANCIAL INFORMATION:                                                      PAGE
Management, Discussion & Analysis..........................................    2
Portfolios of Investments
  Lincoln Growth and Income Portfolio......................................   19
  Lincoln Enterprise Portfolio.............................................   22
  Lincoln U.S. Growth Portfolio............................................   26
  Lincoln World Growth Portfolio...........................................   29
  Lincoln New Pacific Portfolio............................................   33
  Lincoln Government Income Portfolio......................................   40
  Lincoln Corporate Income Portfolio.......................................   42
  Lincoln Tax-Free Income Portfolio........................................   45
  Lincoln Cashfund Portfolio...............................................   48
Statements of Assets and Liabilities.......................................   50
Statements of Operations...................................................   52
Statements of Changes in Net Assets........................................   54
Financial Highlights.......................................................   58
Notes to Financial Statements..............................................   68


 This annual report is for the information of Lincoln Advisor Funds' shareholders. Summary investment results are documented in the current Statement of Additional Information. The figures in this report represent past results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

LINCOLN GROWTH AND INCOME PORTFOLIO
Managed by Beutel, Goodman Capital Management

This Portfolio seeks to provide capital appreciation and current income by investing in stocks, fixed-income securities, convertible bonds and money market instruments.

The Lincoln Growth & Income Portfolio generated a total return of +19.13% (capital change plus income based on Class A net asset value) for the 12 months ended October 31 using a strategy of investing in established companies that are refocusing operations in ways we believe may add value to their stocks.

We sought companies that paid above-average dividends, and we achieved success investing in banks, insurance companies, and conglomerates such as ITT Corp., which announced in June that it would split up its insurance, automotive and hotel businesses. Its stock rose more than 40% in the past year.

As can be the case with any portfolio, some investments have yet to bear fruit. The price of gold stagnated during the fiscal year, and consequently our investment in Newmont Mining Co., a gold producer, did not rise in price as much as stocks in other industries, even though the company's earnings doubled during the fiscal year.

Your Fund participated in the technology stock rally in the past year through selected investments in semiconductor and personal computer makers such as Intel and Compaq. Technology stocks were 10% of net assets as of October 31. Intel was the Fund's best performer, with a substantial price increase during the fiscal year.

Our performance was not as strong as that of the unmanaged Standard & Poor's 500 Index during the year in part because, compared to the Index, your Fund's portfolio was underweighted in consumer growth stocks.

In the coming months, we expect to add more companies with higher market capitalizations to the portfolio at what we believe to be attractive prices. The focus will be on companies that, in our opinion, have the potential to perform well should U.S. economic growth slow.

                      Comparison of a $10,000 Investment
                       Lincoln Growth & Income Portfolio
                                Class A Shares

                             TOTAL LIFETIME RETURN
                   DECEMBER 3, 1993 THROUGH OCTOBER 31, 1995

                             [GRAPH APPEARS HERE]

                        Lincoln Growth &          Standard & Poor's
                        Income Portfolio              500 Index
                        ----------------          -----------------
 12/3/93                  $ 9,451                      $10,000
12/31/93                  $ 9,537                      $10,168
 3/31/94                  $ 9,329                      $ 9,783
 6/30/94                  $ 9,044                      $ 9,824
 9/30/94                  $ 9,513                      $10,303
12/31/94                  $ 8,849                      $10,301
 3/31/95                  $ 9,763                      $11,303
 6/30/95                  $10,770                      $12,381
 9/30/95                  $11,148                      $13,364
10/31/95                  $11,023                      $13,315


   The above graph depicts the returns of Class A shares only, includes the effect of the maximum 5.5% sales charge and assumes reinvestment of dividends and capital gains. Performance of Class B, C and D could be greater or less than Class A based on differences in sales charges and fees among the Classes. Unlike the Portfolio, the S&P 500 Index is an unmanaged hypothetical portfolio that does not reflect the "real world" costs of buying and selling stocks or bonds and operating a mutual fund.

   TOTAL RETURN THROUGH OCTOBER 31, 1995

                                            LIFETIME
                                    -------------------------
        CLASS   DATE ESTABLISHED    (CUMULATIVE) (ANNUALIZED) ONE YEAR
        -----   ----------------    ------------ ------------ --------
          A     December 3, 1993      +10.23%       +5.23%    +12.54%
          B     March 29, 1994         +8.68%       +5.36%    +13.36%
          C     May 5, 1994           +18.13%      +11.94%    +17.37%
          D     February 3, 1994      +12.46%       +6.96%    +19.52%

   Results include the effect of applicable sales charges and fees, which differ for each Class. Past performance is not a guarantee of future results. Results assume reinvestment of any dividends and capital gains. Return and share value fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

   COMPARATIVE INDEX RETURNS FOR THE YEAR ENDED OCTOBER 31

               Standard & Poor's 500 Index                        +26.44%
               Lipper Growth and Income Fund Average (483 Funds)  +20.23%

LINCOLN ENTERPRISE PORTFOLIO
Managed by Lynch & Mayer

This Portfolio seeks to maximize capital appreciation by investing in medium-sized companies which have a dominant position within their industry, are undervalued, or have potential for growth in earnings.

In the 12 months ended October 31, the Lincoln Enterprise Portfolio was generally invested in the right place at the right time. Our selection of medium-size technology and financial stocks turned out to be strong performers during the past year, helping your Fund generate a total return of +22.72% (capital change plus income based on Class A net asset value).

For the fiscal year, we outperformed the Standard & Poor's Mid-Cap Index, an unmanaged broad-based measure of 400 mid-size company stocks that rose +21.21%. Your Fund's performance was aided by stocks such as Tektronix Inc., which makes electronic test equipment and computer graphics. Tektronix was the Fund's largest holding, and its price rose more than 60% during the past year.

We sold some of our basic materials and cyclical consumer stock selections such as Sunbeam Oster, which did not meet our expectations in the past year. We attribute the relative performance of these sectors to a slowdown in U.S. economic growth, which affected industries such as construction and autos, and to relatively stagnant wage incomes, which hindered consumer spending and affected retailers' earnings.

In our opinion, we are in the midst of a multi-year cycle of out performance by mid-cap stocks relative to large capitalization companies. We will continue to search for companies that exhibit early indications of positive fundamental change.

Your Fund's management believes that the price-to-earnings ratio of the stocks in your Fund's portfolio has the potential to expand as long as interest rates remain low and profit growth from a diverse range of industries continues to accelerate.

As of October 31, the average market capitalization of companies whose stocks are included in the Fund was $1.8 billion. Approximately 97% of the Fund's net assets were invested in stocks, with the balance in options and cash.

                      Comparison of a $10,000 Investment
                         Lincoln Enterprise Portfolio
                                Class A Shares

                             TOTAL LIFETIME RETURN
                   DECEMBER 3, 1993 THROUGH OCTOBER 31, 1995

                             [GRAPH APPEARS HERE]

                      Lincoln Enterprise             S&P Mid-Cap
                          Portfolio                   400 Index
                      ------------------             -----------
 12/3/93                  $ 9,451                      $10,000
12/31/93                  $ 9,503                      $10,499
 3/31/94                  $ 9,002                      $10,100
 6/30/94                  $ 7,782                      $ 9,731
 9/30/94                  $ 8,587                      $10,390
12/31/94                  $ 8,491                      $10,122
 3/31/95                  $ 9,191                      $10,941
 6/30/95                  $ 9,769                      $11,906
 9/30/95                  $10,857                      $13,068
10/31/95                  $10,677                      $12,732


   The above graph depicts the returns of Class A shares only, includes the effect of the maximum 5.5% sales charge and assumes reinvestment of dividends and capital gains. Performance of Class B, C and D could be greater or less than Class A based on differences in sales charges and fees among the Classes. Unlike the Portfolio, the S&P 400 Index is an unmanaged hypothetical portfolio that does not reflect the "real world" costs of buying and selling stocks or bonds and operating a mutual fund.

   TOTAL RETURN THROUGH OCTOBER 31, 1995

                                            LIFETIME
                                    -------------------------
        CLASS   DATE ESTABLISHED    (CUMULATIVE) (ANNUALIZED) ONE YEAR
        -----   ----------------    ------------ ------------ --------
          A     December 3, 1993       +6.76%       +3.48%    +15.91%
          B     March 29, 1994        +14.82%       +9.32%    +15.82%
          C     May 5, 1994           +22.10%      +14.45%    +20.86%
          D     February 3, 1994       +8.24%       +4.64%    +22.43%

   Results include the effect of applicable sales charges and fees, which differ for each Class. Past performance is not a guarantee of future results. Results assume reinvestment of any dividends and capital gains. Return and share value fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

   COMPARATIVE INDEX RETURNS FOR THE YEAR ENDED OCTOBER 31

               Standard & Poor's Mid-Cap 400 Index      +21.21%
               Lipper Mid-Cap Fund Average (121 Funds)  +23.91%

LINCOLN U.S. GROWTH PORTFOLIO
Managed by Provident Investment Counsel

This Portfolio seeks to maximize capital appreciation by investing in companies with low dividend yields, strong balance sheets and high expected earnings growth relative to their industry.

Growth stocks, after two years of being out of favor, made a strong comeback in the 12 months that ended October 31. The Lincoln U.S. Growth Portfolio- -whose largest holdings were technology related companies- - generated a total return of +21.74% (capital change plus income based on Class A net asset value) in the past year.

The unmanaged Standard & Poor's 500 Index rose +26.44% and our peers, as represented by the Lipper Growth Fund Average, rose +22.14%. The Fund had outperformed the Lipper average through September 30. However, the sharp, and we believe temporary, weakness in technology stocks during October negatively affected our year-end results.

Our largest holdings include Motorola, Microsoft Corp., Intel Corp. and Texas Instruments--technology leaders that we believe have bright long-term prospects as the use of desktop computers and cellular communications with sophisticated software become widespread worldwide. Even with this past year's gains, we believe the market is still in the early stages of a two to three year cycle of favorable performance for many types of growth stocks. In our opinion, stock prices still remain attractive relative to growth stocks' high rate of earnings growth.

Your Fund's performance also was favorably affected by the performance of our holdings in financial and health care stocks, selected telecommunications stocks such as LM Ericsson and Nokia Corp. and in Capital Cities/ABC Inc., which this year agreed to be acquired by the Walt Disney Co.

We look for companies that we believe can be highly profitable even during a difficult economic environment, firms whose growth comes from selling more products rather than price increases or internal cost-cutting. Our philosophy is that businesses with high market share and strong earnings growth will generate rewarding long-term returns.

As of October 31, more than 99% of the Fund's net assets were invested in stocks with an average market capitalization of $13 billion. The balance of net assets was in cash.

                      Comparison of a $10,000 Investment
                          Lincoln US Growth Portfolio
                                Class A Shares

                             TOTAL LIFETIME RETURN
                   DECEMBER 3, 1993 THROUGH OCTOBER 31, 1995

                             [GRAPH APPEARS HERE]

                         Lincoln US                Standard & Poor's
                       Growth Portfolio               500 Index
                       ----------------            -----------------
 12/3/93                  $ 9,451                      $10,000
12/31/93                  $ 9,490                      $10,168
 3/31/94                  $ 9,111                      $ 9,783
 6/30/94                  $ 8,770                      $ 9,824
 9/30/94                  $ 9,367                      $10,303
12/31/94                  $ 9,206                      $10,301
 3/31/95                  $ 9,679                      $11,303
 6/30/95                  $10,730                      $12,381
 9/30/95                  $11,873                      $13,364
10/31/95                  $11,760                      $13,315


   The above graph depicts the returns of Class A shares only, includes the effect of the maximum 5.5% sales charge and assumes reinvestment of dividends and capital gains. Performance of Class B, C and D could be greater or less than Class A based on differences in sales charges and fees among the Classes. Unlike the Portfolio, the S&P 500 Index is an unmanaged hypothetical portfolio that does not reflect the "real world" costs of buying and selling stocks or bonds and operating a mutual fund.

   TOTAL RETURN THROUGH OCTOBER 31, 1995

                                            LIFETIME
                                    -------------------------
        CLASS   ESTABLISHED ON      (CUMULATIVE) (ANNUALIZED) ONE YEAR
        -----   --------------      ------------ ------------ --------
          A     December 3, 1993      +17.60%       +8.85%    +15.09%
          B     March 29, 1994        +18.27%      +11.15%    +14.95%
          C     May 5, 1994           +28.50%      +18.97%    +20.00%
          D     February 3, 1994      +18.82%      +10.39%    +22.19%

   Results include the effect of applicable sales charges and fees, which differ for each Class. Past performance is not a guarantee of future results. Results include reinvestment of any dividends and capital gains. Return and share value fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

   COMPARATIVE INDEX RETURNS FOR THE YEAR ENDED OCTOBER 31

               Standard & Poor's 500 Index             +26.44%
               Lipper Growth Fund Average (643 Funds)  +22.14%

LINCOLN WORLD GROWTH PORTFOLIO
Managed by Walter Scott & Partners

This Portfolio seeks to maximize total return through investments in an internationally diversified mix of equity securities.

In a difficult year for many international stock markets, the Lincoln World Growth Portfolio's total return of +3.81% (capital change plus income based on Class A net asset value) in the 12 months ended October 31 was significantly better than the negative return provided by the average peer fund. Returns of major foreign markets were generally weak, as measured by the Morgan Stanley Europe Asia Far East Index (EAFE), which had a return of -0.37%.

While a single digit return may not seem impressive relative to the performance of U.S. stocks in the past year, keep in mind that the behavior of international stock markets has historically had little correlation to what happens on Wall Street and is affected by currency fluctuations as well as different economic conditions and political circumstances.

We are pleased to report that your Fund achieved its results even with 33% of the Fund's net assets invested in Japanese stocks, where the benchmark Nikkei Index fell 11% in the 12 months ended October 31.

Your Fund's performance was aided by price gains from Japanese technology companies such as Advantest and Tokyo Electron, both semiconductor companies whose stock has appreciated more than 70% from the prices your Fund paid. In Europe, the Fund benefited from gains in major holdings such as Wolford AG, an Austrian hosiery and bodysuit maker and PolyGram NV, a Dutch company that owns U.S. music labels such as Motown and Mercury.

Lincoln World Growth Portfolio focuses on established overseas markets, and generally avoids more volatile emerging markets. Almost half of net assets were invested in Western Europe as of October 31. Slightly more than 8% of net assets were invested in U.S. companies at year's end.

In recent months, your Fund has been benefiting from the declining value of the Japanese yen, primarily due to a successful currency hedging strategy we employed this past spring. We believe our equity holdings in Japan are well-positioned to benefit from increased exports should the yen drop further.

                      Comparison of a $10,000 Investment
                        Lincoln World Growth Portfolio
                                Class A Shares

                             TOTAL LIFETIME RETURN
                   DECEMBER 3, 1993 THROUGH OCTOBER 31, 1995

                             [GRAPH APPEARS HERE]

                          Lincoln World Growth Portfolio     Morgan Stanley EAFE
                          ------------------------------     -------------------
12/03/93                             $ 9,451                       $10,000
12/31/93                             $ 9,380                       $10,724
 3/31/94                             $ 9,930                       $11,106
 6/30/94                             $10,213                       $11,681
 9/30/94                             $10,350                       $11,700
12/31/94                             $ 9,738                       $11,589
 3/31/95                             $ 9,938                       $11,813
 6/30/95                             $10,301                       $11,909
 9/30/95                             $11,118                       $12,415
10/31/95                             $10,814                       $12,085

   The above graph depicts the returns of Class A shares only, includes the effect of the maximum 5.5% sales charge and assumes reinvestment of dividends and capital gains. Performance of Class B, C and D could be greater or less than Class A based on differences in sales charges and fees among the Classes. Unlike the Portfolio, the Morgan Stanley Europe Asia Far East (EAFE) Index is a hypothetical portfolio that does not reflect the "real world" cost of buying and selling stocks or bonds and operating a mutual fund.

   TOTAL RETURN THROUGH OCTOBER 31, 1995

                                            LIFETIME
                                    -------------------------
        CLASS   DATE ESTABLISHED    (CUMULATIVE) (ANNUALIZED) ONE YEAR
        -----   ----------------    ------------ ------------ --------
          A     December 3, 1993       +8.14%       +4.18%     -1.90%
          B     March 29, 1994         +3.28%       +2.04%     -1.97%
          C     May 5, 1994            +7.75%       +5.18%     +2.16%
          D     February 3, 1994       +9.65%       +5.42%     +4.22%

   Results include the effect of applicable sales charges and fees, which differ for each Class. Past performance is not a guarantee of future results. Results assume reinvestment of any dividends and capital gains. Return and share value fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

   COMPARATIVE INDEX RETURNS FOR THE YEAR ENDED OCTOBER 31

               Morgan Stanley Europe Asia Far East (EAFE) Index    -0.37%
               Lipper International Fund Average (288 Funds)       -1.09%

LINCOLN NEW PACIFIC PORTFOLIO
Managed by John Govett & Co.

This Portfolio seeks long-term capital appreciation by investing primarily in companies that are located in or have their principal business in the Pacific Basin.

While we believe the Pacific Rim may enjoy rapid long-term economic growth that should eventually reward patient investors, the Lincoln New Pacific Portfolio's total return of -13.99% (capital change plus income based on Class A net asset value) for the 12 months ended October 31 was disappointing.

Such results clearly illustrate the highly volatile nature of emerging markets like Malaysia, Thailand, Indonesia and the Philippines, where approximately 24% of the Fund's net assets are invested. In addition, nearly 20% of net assets were invested in Japanese stocks, where the benchmark Nikkei Index provided a total return of -11% in the past year.

Some of our individual stock holdings did quite well. Our largest holding, China Hong Kong Photo Products Ltd., distributors of Fuji brand film in China, rose 117% in value in the 12 months ended October 31. But your Fund's participation in such gains did not offset setbacks in other areas.

Jardine Strategic Holdings, a multinational conglomerate with Asian interests in autos, food, retailing and real estate, the Fund's second largest holding, lost 18.7% of its value in the past year. Two of the Fund's other top 10 holdings--a Thai bank and a Philippine property company--also suffered double digit declines in share value.

Stock markets in developing nations such as Malaysia and Thailand were weakened by rising interest rates that resulted from government efforts to reduce inflation. Tighter credit also negatively affected growth.

We believe our long-term investment strategy- -to select industries and companies based on earnings growth and overall economic trends- -is sound. Investing in emerging markets involves special risks which result from differences in the regulation of financial data and reporting, currency fluctuations, and political and economic systems that tend to be less stable than those in the U.S.

In our opinion, these risks are manageable and worth taking because of the region's potential for greater rewards. Japan, meanwhile, remains the region's dominant economy, and political and business leaders are making strides that, we believe, will resolve financial problems that have tempered growth. In the months ahead, we are likely to focus on Korea and Taiwan, two markets we believe have good potential prospects and somewhat more established patterns of growth.

                      Comparison of a $10,000 Investment
                         Lincoln New Pacific Portfolio
                                Class A Shares

                             TOTAL LIFETIME RETURN
                   DECEMBER 3, 1993 THROUGH OCTOBER 31, 1995

                             [GRAPH APPEARS HERE]

                  Lincoln New Pacific Portfolio     Morgan Stanley Pacific Index
                  -----------------------------     ----------------------------

12/03/93                    $ 9,451                          $10,000
12/31/93                    $10,227                          $10,699
 3/31/94                    $ 8,969                          $11,574
 6/30/94                    $ 9,233                          $12,772
 9/30/94                    $10,160                          $12,402
12/31/94                    $ 9,051                          $12,093
 3/31/95                    $ 8,330                          $11,903
 6/30/95                    $ 8,602                          $11,414
 9/30/95                    $ 8,759                          $11,891
10/31/95                    $ 8,496                          $11,314

   The above graph depicts the returns of Class A shares only, includes the effect of the maximum 5.5% sales charge and assumes reinvestment of dividends and capital gains. Performance of Class B, C and D could be greater or less than Class A based on differences in sales charges and fees among the Classes. Unlike the Portfolio, the Morgan Stanley Pacific Index is a hypothetical portfolio that does not reflect the "real world" cost of buying and selling stock or bonds and operating a mutual fund.

   TOTAL RETURN THROUGH OCTOBER 31, 1995

                                                LIFETIME
                                       -------------------------------
        CLASS   DATE ESTABLISHED       (CUMULATIVE)     (ANNUALIZED)     ONE YEAR
        -----   ----------------       ------------     ------------     --------
         A      December 3, 1993         -15.05%           -8.18%        -18.74%
         B      March 29, 1994           -10.93%           -7.00%        -18.84%
         C      May 5, 1994               -9.02%           -6.91%        -15.43%
         D      February 3, 1994         -18.85%          -11.28%        -13.65%

   Results include the effect of applicable sales charges and fees, which differ for each Class. Past performance is not a guarantee of future results. Results include reinvestment of any dividends and capital gains. Return and share value fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

   COMPARATIVE INDEX RETURNS FOR THE YEAR ENDED OCTOBER 31

             Morgan Stanley Pacific Index                   -11.03%
             Lipper Pacific Region Fund Average (39 Funds)   -9.48%

LINCOLN GOVERNMENT INCOME PORTFOLIO
Managed by Lincoln Investment Management Inc.

This Portfolio seeks to maximize current income consistent with preservation of capital by investing in securities issued by the U.S. government, its agencies and instrumentalities.

Significantly lower interest rates during 1995 and a change in Federal Reserve Board policy helped Lincoln Government Income Portfolio more than recover from 1994's weak bond market. The Portfolio posted a positive return of +13.72% (capital change plus income based on Class A net asset value) for the 12 months ended October 31.

During the previous fiscal year, your Fund focused on a mix of short and long-term maturity bonds. We invested approximately 55% of net assets in U.S. Treasury Notes, with the balance in a broad mix of government agency, corporate and mortgage securities issued by organizations such as the Federal National Mortgage Association (Fannie Mae) and the Student Loan Marketing Association (Sallie Mae).

The Fund sought high current income consistent with preservation of principal by investing in segments of the bond market that we believed offered the most attractive risk/reward relationship. We monitored the slowdown in U.S. economic growth during the fiscal year and increased the portfolio's average maturity and duration early in the year in anticipation of lower interest rates.

As of October 31, your Fund's portfolio had an average overall quality of AAA, the highest available, an average effective maturity of 10.4 years and an effective duration of 5.4 years. Duration is the most common measure of a bond's sensitivity to interest rates. It indicates the approximate percentage of change in a bond's price given a 1% change in interest rates.

Total return was slightly less than the Lehman Brothers Government Bond Index, a broad unmanaged measure of the bond market, and the Lipper General U.S. Government Bond Fund Average because early in the year we reduced your Fund's investments in mortgages, modestly reducing income. We believed more homeowners would refinance at lower rates as interest rates fell. We were a little early since a major pickup in refinancing--and thus a drop in the value of mortgage securities--did not begin until this past fall. Although our timing was slightly off, which lowered this year's results, we believe that in the months ahead our strategy can help preserve principal.

                      Comparison of a $10,000 Investment
                      Lincoln Government Income Portfolio
                                Class A Shares

                             TOTAL LIFETIME RETURN
                   DECEMBER 3, 1993 THROUGH OCTOBER 31, 1995

                             [GRAPH APPEARS HERE]


                                   Lincoln Government    Lehman Brothers
                                   Income Portfolio      Government Bond Index
                                   ------------------    ---------------------
12/03/93                                $ 9,551                $10,000
12/31/93                                $ 9,518                $10,039
 1/31/94                                $ 9,633                $10,177
 2/28/94                                $ 9,441                $ 9,961
 3/31/94                                $ 9,220                $ 9,737
 4/31/94                                $ 9,133                $ 9,660
 5/31/94                                $ 9,123                $ 9,647
 6/30/94                                $ 9,104                $ 9,625
10/31/94                                $ 9,084                $ 9,658
11/30/94                                $ 9,055                $ 9,641
12/31/94                                $ 9,113                $ 9,700
 1/30/95                                $ 9,270                $ 9,880
 2/28/95                                $ 9,463                $10,092
 3/31/95                                $ 9,501                $10,156
 4/30/95                                $ 9,612                $10,289
 5/31/95                                $ 9,983                $10,704
 6/30/95                                $10,052                $10,786
 7/31/95                                $10,004                $10,746
 8/30/95                                $10,112                $10,873
 9/30/95                                $10,183                $10,977
10/31/95                                $10,330                $11,144

   The above graph depicts the returns of Class A shares only, includes the effect of the maximum 4.5% sales charge and assumes reinvestment of dividends and capital gains. Performance of Class B, C and D could be greater or less than Class A based on differences in sales charges and fees among the Classes. Unlike the Portfolio, the Lehman Brothers Index is a hypothetical portfolio that does not reflect the "real world" cost of buying and selling stocks or bonds and operating a mutual fund.

   TOTAL RETURN THROUGH OCTOBER 31, 1995

                                                LIFETIME
                                       -------------------------------
        CLASS   DATE ESTABLISHED       (CUMULATIVE)     (ANNUALIZED)     ONE YEAR
        -----   ----------------       ------------     ------------     --------
          A     December 3, 1993          +3.30%           +1.71%         +8.61%
          B     March 29, 1994            +7.32%           +5.74%         +7.43%
          C     May 5, 1994              +10.80%           +8.08%        +10.59%
          D     February 3, 1994          +8.23%           +4.64%        +14.15%

   Results include the effect of applicable sales charges and fees, which differ for each Class. Past performance is not a guarantee of future results. Results include reinvestment of dividends and capital gains. Return and share value fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

   COMPARATIVE INDEX RETURNS FOR THE YEAR ENDED OCTOBER 31

             Lehman Brothers Government Bond Index             +15.38%
             Lipper General U.S. Government Bond Fund Average
              (185 Funds)                                      +14.70%

LINCOLN CORPORATE INCOME PORTFOLIO
Managed by Lincoln Investment Management Inc.

This Portfolio seeks to provide high current income consistent with preservation of capital by investing in a diversified mix of investment-grade fixed income securities issued by U.S. corporations.

Lincoln Corporate Income Portfolio benefited from substantially lower interest rates in 1995 as the U.S. economy slowed. Your Fund generated a total return of +17.71% (capital change plus income based on Class A net asset value) for the 12 months ended October 31.

This gain more than erased last fiscal year's decline in share value and was the product of a sharp turnaround from 1994's bond market, which was negatively affected by the Federal Reserve Board's decision to sharply increase short-term interest rates.

In the past year, your Fund relied on a mix of bonds with short and long-term maturities issued by companies in a broad array of industries to achieve a strong total return with a primary emphasis on high current income.

Investments in bond issues such as those of Delta Airlines--which appreciated sharply as the airline business recovered--helped your Fund outperform both its peers and the unmanaged Lehman Brothers Corporate Bond Index before accounting for sales charges.

As of October 31, your Fund's portfolio had an average overall quality of A, a high grade rating, an average effective maturity of 10.4 years, and an effective duration of 6.0 years. Duration is the most common measure of a bond's sensitivity to interest rates. It indicates the approximate percentage of change in a bond's price given a 1% change in interest rates. Our average effective maturity was also about 2.5 months longer than that of the Lehman Brothers Index.

At year's end, the portfolio's biggest single industry concentration was in the finance and banking sector, amounting to approximately 14% of net assets. In most industries, we focused on a combination of A and BBB bonds, which provide a higher level of income than AAA bonds while maintaining an investment grade level of credit risk. At all times, we invest at least 65% of the portfolio's assets in corporate bonds rated BBB or better.

                      Comparison of a $10,000 Investment
                      Lincoln Corporate Income Portfolio
                                Class A Shares

                             TOTAL LIFETIME RETURN
                   DECEMBER 3, 1993 THROUGH OCTOBER 31, 1995

                             [GRAPH APPEARS HERE]

                      Lincoln Corporate             Lehman Brothers
                      Income Portfolio            Corporate Bond Index
                      -----------------           --------------------
12/03/93                 $ 9,551                       $10,000
12/31/93                 $ 9,503                       $10,062
 1/31/94                 $ 9,638                       $10,222
 2/28/94                 $ 9,407                       $10,028
 3/31/94                 $ 9,088                       $ 9,787
 4/30/94                 $ 8,991                       $ 9,708
 5/31/94                 $ 8,937                       $ 9,713
 6/30/94                 $ 8,898                       $ 9,712
 7/31/94                 $ 9,070                       $ 9,901
 8/30/84                 $ 9,070                       $ 9,942
 9/30/94                 $ 8,895                       $ 9,812
10/31/94                 $ 8,880                       $ 9,798
11/30/94                 $ 8,859                       $ 9,750
12/31/94                 $ 8,924                       $ 9,797
 1/31/95                 $ 9,094                       $ 9,985
 2/28/95                 $ 9,324                       $10,224
 3/31/95                 $ 9,410                       $10,319
 4/30/95                 $ 9,540                       $10,478
 5/31/95                 $10,010                       $10,879
 6/30/95                 $10,107                       $10,967
 7/31/95                 $10,025                       $10,953
 8/31/95                 $10,175                       $11,089
 9/30/95                 $10,292                       $11,192
10/31/95                 $10,453                       $11,324

   The above graph depicts the returns of Class A shares only, includes the effect of the maximum 4.5% sales charge and assumes reinvestment of dividends and capital gains. Performance of Class B, C and D could be greater or less than Class A based on differences in sales charges and fees among the Classes. Unlike the Portfolio, the Lehman Brothers Corporate Bond Index is a hypothetical portfolio that does not reflect the "real world" cost of buying and selling stock or bonds and operating a mutual fund.

   TOTAL RETURN THROUGH OCTOBER 31, 1995

                                            LIFETIME
                                    -------------------------
        CLASS   DATE ESTABLISHED    (CUMULATIVE) (ANNUALIZED) ONE YEAR
        -----   ----------------    ------------ ------------ --------
          A     December 3, 1993       +4.53%       +2.34%    +12.48%
          B     March 29, 1994        +12.46%       +8.28%    +11.20%
          C     May 5, 1994           +15.09%      +13.22%    +15.23%
          D     February 3, 1994       +9.69%       +5.44%    +18.27%

   Results include the effect of applicable sales charges and fees, which differ for each Class. Past performance is not a guarantee of future results. Results include reinvestment of dividends and capital gains. Return and share value fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

   COMPARATIVE INDEX RETURNS FOR THE YEAR ENDED OCTOBER 31

               Lehman Brothers Corporate Bond Index               +15.55%
               Lipper Corporate BBB Bond Fund Average (87 Funds)  +16.45%

LINCOLN TAX-FREE INCOME PORTFOLIO
Managed by Lincoln Investment Management Inc.

This Portfolio seeks to provide a high level of current income exempt from federal income taxes by investing in a diversified mix of municipal bonds.

Despite the uncertainty generated by the debate over federal tax reform this past spring and its implications for the value of municipal bonds, Lincoln Tax-Free Income Portfolio generated a strong positive total return of +14.76% (capital change plus income based on Class A net asset value) for the 12 months ended October 31.

This gain reflects the fact that interest rates have dropped sharply in the past year, allowing bonds to recover from capital losses that occurred last year, when interest rates rose sharply.

In the past year, your Fund has been emphasizing revenue bonds issued by essential services such as utilities across the United States. These bonds offered higher yields than were available from comparable general obligation municipal bonds. Your Fund has also been modestly extending the average maturity of the portfolio to capture higher yields.

As of October 31, your Fund's portfolio had an average overall quality of AA1-- a high rating--an effective maturity of 8.3 years and an effective duration of 8 years. Duration is the most common measure of a bond's sensitivity to interest rates. It indicates the approximate percentage of change in a bond's price given a 1% change in interest rates.

For municipal bonds, tax policy changes in Washington have been a perennial concern since the 1970s. With the change in leadership in Congress, there have been a number of proposals to change or eliminate taxation of investment income. Whether a consensus can be reached on such a change--and whether that consensus will have any lasting impact on bond values--remains to be seen. Whatever happens, municipal governments will still need private investors, and therefore must offer competitive interest rates to fund operations, refinance debt or make capital improvements.

Last year we compared your Fund's performance to the Lehman Brothers 20-Year Municipal Bond Index. We have also included the Lehman Brothers Municipal Bond Index in the chart this year because it has a shorter effective maturity that more closely reflects the average effective maturity of your Fund's portfolio.

                      Comparison of a $10,000 Investment
                       Lincoln Tax-Free Income Portfolio
                                Class A Shares

                             TOTAL LIFETIME RETURN
                   DECEMBER 3, 1993 THROUGH OCTOBER 31, 1995

                             [GRAPH APPEARS HERE]


               Lincoln Tax-Free         Lehman Bros.        Lehman Bros. 20 Yr.
               Income Portfolio     Municipal Bond Index    Municipal Bond Index
               ----------------     --------------------    --------------------
12/03/93            $ 9,551                $10,000                 $10,000
12/31/93            $ 9,628                $10,211                 $10,241
 1/31/94            $ 9,714                $10,327                 $10,370
 2/28/94            $ 9,397                $10,060                 $10,062
 3/31/94            $ 8,921                $ 9,650                 $ 9,532
 4/30/94            $ 9,013                $ 9,733                 $ 9,610
 5/31/94            $ 9,056                $ 9,817                 $ 9,723
 6/30/94            $ 8,993                $ 9,757                 $ 9,626
 7/31/94            $ 9,169                $ 9,936                 $ 9,847
 8/31/94            $ 9,198                $ 9,971                 $ 9,874
 9/30/94            $ 9,031                $ 9,824                 $ 9,677
10/31/94            $ 8,848                $ 9,649                 $ 9,421
11/30/94            $ 8,685                $ 9,475                 $ 9,201
12/31/94            $ 8,895                $ 9,683                 $ 9,490
 1/31/95            $ 9,161                $ 9,960                 $ 9,861
 2/28/95            $ 9,452                $10,250                 $10,219
 3/31/95            $ 9,526                $10,368                 $10,336
 4/30/95            $ 9,529                $10,380                 $10,334
 5/31/95            $ 9,861                $10,711                 $10,724
 6/30/95            $ 9,731                $10,618                 $10,558
 7/31/95            $ 9,815                $10,719                 $10,613
 8/31/95            $ 9,941                $10,855                 $10,759
 9/30/95            $ 9,995                $10,923                 $10,844
10/31/95            $10,154                $11,082                 $11,075

   The above graph depicts the returns of Class A shares only, includes the effect of the maximum 4.5% sales charge and assumes reinvestment of dividends and capital gains. Performance of Class B and C could be greater or less than Class A based on differences in sales charges and fees among the Classes. Unlike the Portfolio, both the Lehman Brothers Municipal Bond Index and the Lehman Brothers 20-yr Municipal Bond Index are hypothetical portfolios that do not reflect the "real world" cost of buying and selling stocks or bonds and operating a mutual fund.

   TOTAL RETURN THROUGH OCTOBER 31, 1995

                                            LIFETIME
                                    -------------------------
        CLASS    DATE ESTABLISHED   (CUMULATIVE) (ANNUALIZED) ONE YEAR
        -----    ----------------   ------------ ------------ --------
          A     December 3, 1993       +1.54%       +0.80%     +9.60%
          B     March 29, 1994         +7.63%       +5.03%     +8.34%
          C     May 5, 1994            +9.99%       +8.78%    +12.40%

   Results include the effect of applicable sales charges and fees, which differ for each Class. Past performance is not a guarantee of future results. Results assume reinvestment of dividends and capital gains. Return and share value fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

   COMPARATIVE INDEX RETURNS FOR THE YEAR ENDED OCTOBER 31

              Lehman Brothers Municipal Bond Index                    +14.44%
              Lehman Brothers 20-Year Municipal Bond Index            +17.56%
              Lipper General Municipal Bond Fund Average (236 Funds)  +13.73%

LINCOLN CASHFUND PORTFOLIO
Managed by Lincoln Investment Management Inc.

Falling interest rates since the spring of 1995, while beneficial to long-term investments such as stocks and bonds, have had a negative effect on the current yield of short-term investments such as the Lincoln Cashfund Portfolio.

For the 12 months ended October 31, your Fund provided a total return of 4.94%, all of which was derived from income from short-term securities such as certificates of deposit, high quality commercial paper issued by established businesses and bankers acceptances.

Your total return in fiscal 1995 was more than 2 percentage points higher than the consumer price index for the preceding 12 months. This is important because it means that the money you've set aside for near-term and emergency needs and for future investment is not losing ground to inflation. As of October 31, your Fund's annualized seven-day yield was 4.82%.

Your Fund sought to enhance yield by increasing the average maturity of the portfolio from 25 days as of October 31, 1994 to 82 days as of October 31, 1995. The Securities and Exchange Commission limits the average maturity of a money market fund to 90 days or less.

In the coming months we anticipate increasing the percentage of your Fund's net assets which are invested in high quality commercial paper and fixed-rate securities. We expect to reduce the amount of net assets invested in floating rate notes--debt securities whose income is determined by the movement of interest rates. This strategy reflects our expectation that the Federal Reserve Board will further ease interest rates.

TOTAL RETURN THROUGH OCTOBER 31, 1995

                                            LIFETIME
                                    -------------------------
        CLASS   DATE ESTABLISHED    (CUMULATIVE) (ANNUALIZED) ONE YEAR
        -----   ----------------    ------------ ------------ --------
         A*     December 3, 1993       +7.70%       +3.96%     +4.94%

Past performance is not a guarantee of future results. An investment in a money market fund is neither insured nor guaranteed by the U.S. Government. Yield and return fluctuate with changing interest rates and are not guaranteed.

THE GOAL OF A MONEY MARKET FUND IS TO MAINTAIN A CONSTANT SHARE PRICE OF $1. HOWEVER, THERE IS NO GUARANTEE THIS GOAL WILL BE MET. THE FIGURES IN THIS REPORT REPRESENT PAST RESULTS.

*Also known as "Regular Shares"

                      LINCOLN GROWTH AND INCOME PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                                OCTOBER 31, 1995

                                 PAR/SHARE  MARKET OR  PERCENT OF
DESCRIPTION                       AMOUNT   FAIR VALUE  NET ASSETS
-----------------------------------------------------------------
INVESTMENTS--NOTES A AND B

EQUITIES

AUTOMOTIVE
Ford Motor Company..............  17,700   $   508,875
General Motors..................  14,700       643,125
United Technologies.............   4,800       426,000
                                           -----------
                                             1,578,000     7.4%
                                           -----------
BANKING
Bankers Trust New York Corpora-
 tion...........................   7,600       484,500
Mellon Bank Corporation.........  19,050       954,881
                                           -----------
                                             1,439,381     6.7%
                                           -----------
CHEMICALS
Great Lakes Chemical............   9,400       630,975     3.0%
                                           -----------
COMPUTERS & SOFTWARE
Compaq Computer *...............  14,000       780,500
International Business Machines
 Corporation....................   5,500       534,875
                                           -----------
                                             1,315,375     6.2%
                                           -----------
CONGLOMERATES
ITT Corporation.................   6,400       784,000     3.7%
                                           -----------
CONSUMER PRODUCTS & SERVICES
Dial Corporation................  14,600       355,875
Fruit of the Loom, Inc. *.......  38,200       663,725
Toys R Us Inc. *................  19,800       433,125
Tyco Toys, Inc.*................  47,100       259,050
                                           -----------
                                             1,711,775     8.0%
                                           -----------
ELECTRONICS
Intel Corporation...............  14,000       978,250     4.6%
                                           -----------
ENERGY
Amerada Hess Corporation........  13,700       618,211
Camco...........................  21,200       484,950
Equitable Resources, Inc........  15,000       438,750
Kerr--McGee Corporation.........  14,400       793,800
Louisiana Land & Exploration....  12,300       435,113
Tosco Corporation...............  10,458       360,801
                                           -----------
                                             3,131,625    14.5%
                                           -----------
FINANCE
Beneficial Corporation..........  15,100       739,900     3.5%
                                           -----------
FOOD & BEVERAGE
Philip Morris Companies, Inc.*..   7,100       599,950     2.8%
                                           -----------

    The accompanying notes are an integral part of the financial statements.

                      LINCOLN GROWTH AND INCOME PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                          OCTOBER 31, 1995 (CONTINUED)

                                    MATURITY PAR/SHARE  MARKET OR  PERCENT OF
DESCRIPTION                   RATE    DATE    AMOUNT   FAIR VALUE  NET ASSETS
-----------------------------------------------------------------------------
HEALTH CARE
Beverly Enterprises..........                  11,700  $   596,700
Tenet Healthcare
 Corporation*................                  39,400      704,275
                                                       -----------
                                                         1,300,975     6.1%
                                                       -----------
INSURANCE
Partnerre Holdings, Ltd......                  15,400      410,025
Paul Revere Corporation......                  25,000      506,250
                                                       -----------
                                                           916,275     4.3%
                                                       -----------
MEDICAL SUPPLIES
Bard C.R.....................                  16,400      463,300     2.2%
                                                       -----------
METALS & MINING
Newmont Mining...............                  18,267      689,579
Trinity Industries...........                  24,600      728,775
                                                       -----------
                                                         1,418,354     6.6%
                                                       -----------
PLASTICS
The Geon Company.............                  20,900      519,888     2.4%
                                                       -----------
PRINTING & PAPER
Champion International.......                  15,400      823,900
Weyerhauser Company..........                  18,500      816,313
                                                       -----------
                                                         1,640,213     7.6%
                                                       -----------
RETAIL
Federated Department
 Stores*.....................                   4,100      104,038
May Department Stores........                   9,200      361,100
                                                       -----------
                                                           465,138     2.2%
                                                       -----------
TELECOMMUNICATIONS
GTE Corporation..............                  17,200      709,500     3.3%
                                                       -----------
TRANSPORTATION
Alexander & Baldwin, Inc.....                  11,000      253,000     1.2%
                                                       ---------------------
TOTAL EQUITIES (Cost
 $18,864,948)                                           20,595,874    96.3%
                                                       ---------------------
CONVERTIBLE BOND
CONSUMER PRODUCTS & SERVICES
Service Corp. International
(convertible to 48.216 shrs
common stk).................. 6.50% 09/01/01 $260,000      483,600     2.3%
                                                       ---------------------
TOTAL CONVERTIBLE BOND (Cost
 $358,800)                                                 483,600     2.3%
                                                       ---------------------

    The accompanying notes are an integral part of the financial statements.

                      LINCOLN GROWTH AND INCOME PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                          OCTOBER 31, 1995 (CONTINUED)

                        PAR/SHARE   MARKET OR   PERCENT OF
DESCRIPTION               AMOUNT   FAIR VALUE   NET ASSETS
----------------------------------------------------------
SHORT-TERM INVESTMENT
REPURCHASE AGREEMENT
Prudential-Bache
Repurchase Agreement,
dated 10/31/95, due
11/01/95, with a
maturity value of
$1,537,899 and an
effective yield of
5.42%, collateralized
by U.S. Government and
Agency Obligation
Securities with rates
ranging from 5.38% to
5.57% and maturity
dates ranging from
02/01/96 to 08/15/97,
with an aggregate
market value of
$1,568,462............. $1,537,671 $ 1,537,671      7.2%
                                   ----------------------
TOTAL INVESTMENTS (Cost
 $20,761,419**)                     22,617,145    105.8%
Excess of Liabilities
 over Other Assets                  (1,233,407)   (5.8)%
                                   ----------------------
NET ASSETS                         $21,383,738    100.0%
                                   ======================

NOTES TO THE PORTFOLIO OF INVESTMENTS:

 * Non-income producing security.
** Aggregate cost for Federal tax purposes (Note D).

    The accompanying notes are an integral part of the financial statements.

                          LINCOLN ENTERPRISE PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                                OCTOBER 31, 1995

                              PAR/SHARE  MARKET OR  PERCENT OF
DESCRIPTION                    AMOUNT   FAIR VALUE  NET ASSETS
--------------------------------------------------------------
INVESTMENTS--NOTES A AND B

EQUITIES

ADVERTISING
Omnicom Group................   5,000   $   319,375    1.6%
                                        -----------
BANKING
Corestates Financial Corpora-
 tion........................   4,400       160,050
First USA, Inc...............   6,100       280,600
                                        -----------
                                            440,650    2.2%
                                        -----------
CAPITAL GOODS
Harnischfeger Industries.....  13,800       434,700    2.2%
                                        -----------
CHEMICALS
FMC Corporation *............   2,800       200,550    1.0%
                                        -----------
COMMERCIAL SERVICES
Accustaff, Inc. *............   9,000       400,500    2.0%
                                        -----------
COMPUTERS & SOFTWARE
Adobe Systems, Inc...........   3,700       210,900
America Online, Inc. *.......   2,800       224,000
CBT Group *..................   4,400       198,550
DST Systems, Inc. *..........   3,500        73,500
MEMC Electronic Materials *..   5,300       169,600
Parametric Technology Corpo-
 ration *....................   4,500       300,938
Symantec *...................   9,300       226,106
                                        -----------
                                          1,403,594    7.0%
                                        -----------
CONSUMER PRODUCTS & SERVICES
Clorox Company...............   3,600       258,300    1.3%
                                        -----------
ELECTRONICS
Altera Corporation *.........   2,400       145,200
Itron, Inc. *................   6,500       188,500
UCAR International, Inc. *...   8,100       230,850
                                        -----------
                                            564,550    2.8%
                                        -----------
ENERGY
Halliburton Company..........   9,600       398,400
Reading & Bates Corporation
 *...........................  34,300       394,450
                                        -----------
                                            792,850    4.0%
                                        -----------
ENTERTAINMENT
Regal Cinemas *..............   5,400       211,950
Station Casinos, Inc. *......  19,100       248,300
                                        -----------
                                            460,250    2.3%
                                        -----------

    The accompanying notes are an integral part of the financial statements.

                          LINCOLN ENTERPRISE PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                          OCTOBER 31, 1995 (CONTINUED)

                            PAR/SHARE  MARKET OR  PERCENT OF
DESCRIPTION                  AMOUNT   FAIR VALUE  NET ASSETS
------------------------------------------------------------
FINANCE
Greentree Financial Corpo-
 ration....................  11,000   $   292,875
TCF Financial Corporation..   5,700       334,875
United Cos Financial Corpo-
 ration....................   9,000       254,250
                                      -----------
                                          882,000    4.4%
                                      -----------
FOOD & BEVERAGE
Coca Cola Enterprises,
 Inc.......................  19,000       505,875    2.5%
                                      -----------
HEALTH CARE
Healthsouth
 Rehabilitation *..........  15,500       404,938
Sola International *.......   9,100       222,950
St. Jude Medical, Inc. *...   5,100       271,575
                                      -----------
                                          899,463    4.5%
                                      -----------
INSURANCE
MBIA, Inc..................   5,600       389,900
MGIC Investment Company....   7,100       403,813
Partnerre Holdings, Ltd....   6,900       183,713
TIG Holdings, Inc..........  18,400       466,900
Unum Corporation...........   4,000       210,500
                                      -----------
                                        1,654,826    8.2%
                                      -----------
MANUFACTURING
American Standard
 Companies *...............   6,700       179,225
Oakley, Inc. *.............   6,000       207,000
                                      -----------
                                          386,225    1.9%
                                      -----------
MEDICAL SUPPLIES
Biomet, Inc. *.............  17,900       297,588    1.5%
                                      -----------
NATURAL RESOURCES
Apache Corporation.........   4,900       124,950
Potash Corporation of Sas-
 katchewan.................   6,000       417,750
Triton Energy
 Corporation *.............   9,700       452,263
                                      -----------
                                          994,963    5.0%
                                      -----------
OFFICE EQUIPMENT & SUPPLIES
Danka Business Systems
 PLC.......................   9,800       328,300
Officemax, Inc. *..........   8,500       210,375
                                      -----------
                                          538,675    2.7%
                                      -----------
OIL & GAS EQUIPMENT
Arethusa (Off--Shore)
 Ltd.......................   8,500       164,688
BJ Services Company *......  14,200       333,700
Ensco International,
 Inc. *....................  17,600       297,000
                                      -----------
                                          795,388    4.0%
                                      -----------

    The accompanying notes are an integral part of the financial statements.

                          LINCOLN ENTERPRISE PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                          OCTOBER 31, 1995 (CONTINUED)

                        PAR/SHARE  MARKET OR  PERCENT OF
DESCRIPTION              AMOUNT   FAIR VALUE  NET ASSETS
--------------------------------------------------------
PHARMACEUTICALS
Alpharma, Inc. ........  10,400   $   249,600
Biochem Pharmaceuti-
 cals, Inc. *..........  12,700       485,775
Biogen, Inc. *.........   3,400       208,250
Teva Pharmaceutical....   7,100       278,675
                                  -----------
                                    1,222,300     6.1%
                                  -----------
PRINTING & PAPER
Scholastic
 Corporation *.........   6,500       401,375     2.0%
                                  -----------
RETAIL
Claire's Stores, Inc...   9,900       194,288
Intimate Brands, Inc...  13,400       224,450
Staples, Inc...........   9,650       256,931
Sunglass Hut, Inc. *...  10,600       288,850
                                  -----------
                                      964,519     4.8%
                                  -----------
TECHNOLOGY
Cadence Design Systems,
 Inc. *................  13,050       420,863
Cognex Corporation *...   4,400       262,900
Filenet Corporation *..   7,400       335,775
General Instrument Cor-
 poration *............   8,100       153,900
Glenayre Technologies,
 Inc. *................   2,900       186,325
Liposome Company,
 Inc. *................  25,200       387,450
Qualcom, Inc. *........   8,700       334,950
Softkey International,
 Inc. *................   6,300       198,450
Tektronix, Inc. .......  10,400       616,200
                                  -----------
                                    2,896,813    14.4%
                                  -----------
TELECOMMUNICATIONS
LCI International,
 Inc. *................  11,200       201,600
Octel Communication *..   6,900       235,458
                                  -----------
                                      437,058     2.2%
                                  -----------
TEXTILES
Tommy Hilfiger Corpora-
 tion *................  15,900       606,188
West Point Stevens *...  16,700       352,788
                                  -----------
                                      958,976     4.8%
                                  -----------
TRANSPORTATION
Atlas Air, Inc. *......   3,000        44,625
Fritz Companies,
 Inc. *................   9,800       343,000
                                  -----------
                                      387,625     1.9%
                                  ---------------------
TOTAL EQUITIES (Cost
 $16,304,554)                      19,498,988    97.3%
                                  ---------------------

    The accompanying notes are an integral part of the financial statements.

                          LINCOLN ENTERPRISE PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                          OCTOBER 31, 1995 (CONTINUED)

                         EXPIRATION NUMBER OF PAR/SHARE  MARKET OR  PERCENT OF
DESCRIPTION                 DATE    CONTRACTS  AMOUNT   FAIR VALUE  NET ASSETS
------------------------------------------------------------------------------
PURCHASED PUT OPTION

OPTION
Morgan Stanley Emerging
 Growth Index, Strike
 Price $2.98............  01/05/96   29,772             $    99,438     0.5%
                                                        ---------------------
TOTAL PURCHASED PUT OPTION (Cost $160,173)                   99,438     0.5%
                                                        ---------------------
SHORT-TERM INVESTMENT

REPURCHASE AGREEMENT
Prudential-Bache Repurchase Agreement, dated
10/31/95, due 11/01/95, with a maturity value
of $371,001 and an effective yield of 5.42%,
collateralized by a U.S. Government Agency
Obligation Security with a rate of 5.67% and
a maturity date of 04/11/96 with a market
value of $378,374............................ $370,946  $   370,946     1.8%
                                                        ---------------------
TOTAL INVESTMENTS (Cost
 $16,835,673**)                                          19,969,372    99.6%
Excess of Other Assets
 over Liabilities                                            73,833     0.4%
                                                        ---------------------
NET ASSETS                                              $20,043,205   100.0%
                                                        =====================

NOTES TO THE PORTFOLIO OF INVESTMENTS:

 * Non-income producing security.
** Aggregate cost for Federal tax purposes (Note D).

    The accompanying notes are an integral part of the financial statements.

                         LINCOLN U.S. GROWTH PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                                OCTOBER 31, 1995

                                               PAR/SHARE  MARKET OR  PERCENT OF
DESCRIPTION                                     AMOUNT   FAIR VALUE  NET ASSETS
-------------------------------------------------------------------------------
INVESTMENTS--NOTES A AND B

EQUITIES

AEROSPACE
Boeing Company................................   1,700   $   111,563     0.6%
                                                         -----------
AUTOMOTIVE
Autozone, Inc. *..............................   7,000       173,250     0.9%
                                                         -----------
COMPUTERS & SOFTWARE
3 COM Corporation.............................   6,200       291,400
Cabletron Systems, Inc. *.....................   3,550       279,119
Ceridian Corporation *........................   1,800        78,300
Cirrus Logic, Inc. *..........................   2,900       122,163
Cisco Systems, Inc. *.........................   6,000       465,000
Computer Associates International, Inc. ......   7,950       437,250
Computer Sciences Corporation *...............   4,600       307,625
Hewlett-Packard, Inc. ........................   5,900       546,488
Informix Corporation..........................  10,800       314,550
Microsoft Corporation *.......................   8,100       810,000
Oracle Systems Corporation *..................  14,600       636,925
                                                         -----------
                                                           4,288,820    22.6%
                                                         -----------
CONSUMER PRODUCTS & SERVICES
CUC International, Inc. *.....................   2,800        96,950
Gillette Company..............................   4,400       212,850
                                                         -----------
                                                             309,800     1.6%
                                                         -----------
ELECTRONICS
Analog Devices, Inc. *........................   7,700       278,163
Intel Corporation.............................  12,800       894,400
LSI Logic Company *...........................   5,000       235,625
SGS--Thomson Microelectric *..................   3,000       135,750
Texas Instruments.............................   7,200       491,400
Tyco Lab......................................   4,100       249,075
Xilinx, Inc. *................................   4,000       184,000
                                                         -----------
                                                           2,468,413    13.0%
                                                         -----------
ENERGY
Enron.........................................  10,400       357,500     1.9%
                                                         -----------
FINANCE
Federal Home Loan Mortgage Corporation........   2,200       152,350
Federal National Mortgage Financial Service...   5,100       534,863
First Data Corporation........................  15,244     1,007,983
First USA, Inc................................   6,600       303,600
MBNA Corporation..............................  12,000       442,500
                                                         -----------
                                                           2,441,296    12.9%
                                                         -----------

    The accompanying notes are an integral part of the financial statements.

                         LINCOLN U.S. GROWTH PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                          OCTOBER 31, 1995 (CONTINUED)

                                                PAR/SHARE  MARKET OR  PERCENT OF
DESCRIPTION                                      AMOUNT   FAIR VALUE  NET ASSETS
--------------------------------------------------------------------------------
HEALTH CARE
Cardinal Health, Inc. .........................   2,400   $   123,300
Healthsouth Rehabilitation *...................   3,700        96,663
Medtronic, Inc.................................   8,800       508,200
Oxford Health Plans *..........................   2,400       187,800
St. Jude Medical, Inc. *.......................   3,900       207,675
United Healthcare Corporation..................   4,000       212,500
                                                          -----------
                                                            1,336,138    7.0%
                                                          -----------
INSURANCE
American International Group...................   1,950       164,531
MGIC Investment Company........................   4,600       261,625
The PMI Group, Inc.............................   1,900        91,200
                                                          -----------
                                                              517,356    2.7%
                                                          -----------
LODGING & RESTAURANTS
HFS, Inc. *....................................   4,800       294,000
McDonalds Corporation..........................   2,000        82,000
                                                          -----------
                                                              376,000    2.0%
                                                          -----------
MANUFACTURING
American Standard Companies *..................   4,700       125,725
Applied Materials, Inc. *......................   8,600       431,075
                                                          -----------
                                                              556,800    2.9%
                                                          -----------
MEDIA
British Sky Broadcasting.......................   9,000       321,750
Capital Cities / ABC, Inc......................   3,200       379,600
                                                          -----------
                                                              701,350    3.7%
                                                          -----------
MISCELLANEOUS
Air Products & Chemicals.......................   1,200        61,950
Circus Circus Enterprises *....................   2,400        63,900
                                                          -----------
                                                              125,850    0.7%
                                                          -----------
OFFICE EQUIPMENT & SUPPLIES
Alco Standard Corporation......................   1,600       141,600
Office Depot *.................................  13,150       376,419
                                                          -----------
                                                              518,019    2.7%
                                                          -----------
PHARMACEUTICALS
Amgen, Inc. *..................................   3,800       182,400
Merck & Co, Inc................................   4,700       270,250
Pfizer, Inc....................................  11,600       665,546
                                                          -----------
                                                            1,118,196    5.9%
                                                          -----------

    The accompanying notes are an integral part of the financial statements.

                         LINCOLN U.S. GROWTH PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                          OCTOBER 31, 1995 (CONTINUED)

                                               PAR/SHARE  MARKET OR   PERCENT OF
DESCRIPTION                                     AMOUNT   FAIR VALUE   NET ASSETS
--------------------------------------------------------------------------------
SERVICES
Automatic Data Processing, Inc...............     2,600  $   185,900
Loewen Group, Inc............................     7,000      280,328
Paychex, Inc.................................     2,400      104,100
                                                         -----------
                                                             570,328      3.0%
                                                         -----------
TECHNOLOGY
Glenayre Technologies, Inc. *................     2,700      173,475      0.9%
                                                         -----------
TELECOMMUNICATIONS
ADC Telecommunications, Inc. *...............     2,400       96,000
Andrew Corporation *.........................     4,450      188,013
Ericsson (L M) Telephone ADR.................    34,300      732,624
Motorola, Inc................................     8,500      557,813
Nokia Corporation............................    12,200      680,150
U. S. Robotics Corporation...................     2,400      222,000
                                                         -----------
                                                           2,476,600     13.0%
                                                         -----------
TRANSPORTATION
Fritz Companies, Inc. *......................     2,800       98,000      0.5%
                                                         -----------
UTILITIES
Frontier Corporation.........................     7,400      199,800      1.1%
                                                         ----------------------
TOTAL EQUITIES (Cost $13,881,484)                         18,918,554     99.6%
                                                         ----------------------
SHORT-TERM INVESTMENT

REPURCHASE AGREEMENT
Prudential-Bache Repurchase Agreement, dated
10/31/95, due 11/01/95, with a maturity value
of $146,030 and an effective yield of 5.42%,
collateralized by a U.S. Government Agency
Obligation Security with a rate of 5.67% and
a maturity date of 04/11/96 with a market
value of $148,932............................  $146,008      146,008      0.8%
                                                         ----------------------
TOTAL INVESTMENTS (Cost $14,027,492**)                    19,064,562    100.4%
Excess of Liabilities over Other Assets                      (77,274)   (0.4)%
                                                         ----------------------
NET ASSETS                                               $18,987,288    100.0%
                                                         ======================

NOTES TO THE PORTFOLIO OF INVESTMENTS:

 * Non-income producing security.
** Aggregate cost for Federal tax purposes (Note D).
ADR American Depository Receipt

    The accompanying notes are an integral part of the financial statements.

                         LINCOLN WORLD GROWTH PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                                OCTOBER 31, 1995

                                                PAR/SHARE  MARKET OR  PERCENT OF
DESCRIPTION                                      AMOUNT   FAIR VALUE  NET ASSETS
--------------------------------------------------------------------------------
INVESTMENTS--NOTES A AND B

EQUITIES

BUILDING SUPPLIES
Castorama Dubois Investissem...................    2,246  $   364,713
Cermex SA......................................    3,544      169,598
Dyckerhoff AG Preferred Shares.................      752      183,864
Heidelberger Zement German.....................      330      206,404
Higashi Nihon House *..........................    4,000       53,597
Kampa Haus.....................................    5,256      208,828
Nippon Kanzai..................................    7,200      204,215
Redland, PLC...................................   35,519      195,702
RMC Group, PLC.................................   16,000      258,399
Westag and Getalit.............................      750      221,223
                                                          -----------
                                                            2,066,543    14.3%
                                                          -----------
CONGLOMERATES
Jardine Matheson Holdings......................   23,156      141,252
Sophus Berendsen, Class B......................    2,600      285,134
Swire Pacific, Ltd., B.........................  213,500      258,187
                                                          -----------
                                                              684,573     4.8%
                                                          -----------
CONSUMER PRODUCTS & SERVICES
Brioche Pasquier...............................    2,000      263,336
SEB Group......................................    2,465      298,818
Secom Company, Ltd.............................    4,000      260,551
Shimano, Inc...................................    8,000      143,968
Sony Corporation...............................    4,000      179,960
                                                          -----------
                                                            1,146,633     8.0%
                                                          -----------
ELECTRONICS
Advantest Corporation..........................    8,000      453,812
Fanuc Company..................................    6,000      259,964
Kyocera Corporation............................    4,000      327,840
Rohm Company...................................    6,000      362,658
Tokyo Electron, Ltd............................    8,000      347,401
                                                          -----------
                                                            1,751,675    12.1%
                                                          -----------
ENERGY
Saga Petroleum, A Free.........................   21,700      271,904     1.9%
                                                          -----------
ENTERTAINMENT
Polygram.......................................    5,250      327,647     2.3%
                                                          -----------
FARM EQUIPMENT
Kubota Corporation.............................   30,000      186,024     1.3%
                                                          -----------

    The accompanying notes are an integral part of the financial statements.

                         LINCOLN WORLD GROWTH PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                          OCTOBER 31, 1995 (CONTINUED)

                                               PAR/SHARE  MARKET OR  PERCENT OF
DESCRIPTION                                     AMOUNT   FAIR VALUE  NET ASSETS
-------------------------------------------------------------------------------
FOOD & BEVERAGE
Docks De France...............................   1,800   $   274,230
Embotelladora Andina SA, ADR..................  10,300       342,475
Koninklijke Ahold NV..........................   9,338       333,692
                                                         -----------
                                                             950,397    6.6%
                                                         -----------
FURNITURE
AFG Arbonia--Forster Holdings.................     200       234,145
Daiwa Rakuda Industry Company, Ltd............  10,000       143,772
Moebel Walther................................     625       275,418
Shimachu......................................   8,000       211,257
                                                         -----------
                                                             864,592    6.0%
                                                         -----------
MANUFACTURING
Bien--Haus AG *...............................     600       174,846
Daifuku Company, Ltd..........................  20,000       238,642
Fuji Machine Manufacturing....................  11,000       414,201
Futaba Industrial.............................  13,000       195,804
Gea AG........................................     500       190,128
NSC (N. Schlumberger).........................   1,100       211,058
                                                         -----------
                                                           1,424,679    9.9%
                                                         -----------
MARINE SERVICES
IHC Caland N.V................................  10,000       284,483    2.0%
                                                         -----------
NATURAL RESOURCES
Ampolex, Ltd. *...............................  84,000       166,366    1.2%
                                                         -----------
PHARMACEUTICALS
Gehe AG (new shares) *........................     175        83,212
Gehe AG (ordinary shares).....................     700       343,793
Sankyo Company, Ltd...........................   9,900       217,859
                                                         -----------
                                                             644,864    4.5%
                                                         -----------
RETAIL
Familymart....................................   3,960       166,928
Ito-Yokado, Ltd...............................   6,000       328,036
Levi Strauss Japan............................   4,000        60,834
Spar Handles..................................     900       194,463
                                                         -----------
                                                             750,261    5.2%
                                                         -----------
TELECOMMUNICATIONS
Cable & Wireless *............................  37,553       245,794
Ericsson (L M) Telephone--B (new shares) *....   1,600        33,983
Ericsson (L M) Telephone (ordinary shares)....  16,000       339,833
                                                         -----------
                                                             619,610    4.3%
                                                         -----------

    The accompanying notes are an integral part of the financial statements.

                         LINCOLN WORLD GROWTH PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                          OCTOBER 31, 1995 (CONTINUED)

                         EXPIRATION PRINCIPAL  PAR/SHARE  MARKET OR  PERCENT OF
DESCRIPTION                 DATE      AMOUNT    AMOUNT   FAIR VALUE  NET ASSETS
-------------------------------------------------------------------------------
TEXTILES
Wolford, AG *.................................    4,000  $   537,509     3.7%
                                                         -----------
TRANSPORTATION
Sembawang Shipyard............................   30,000      145,435
Sime Darby, Ltd...............................  100,000      109,937
                                                         -----------
                                                             255,372     1.8%
                                                         -----------
UTILITIES
China Light and Power Company.................   48,000      255,778     1.8%
                                                         ---------------------
TOTAL EQUITIES (Cost $11,959,339)                         13,188,910    91.7%
                                                         ---------------------
RIGHTS
RMC Group, PLC, Rights........................    4,000        4,522     0.0%
                                                         ---------------------
TOTAL RIGHTS (Cost $38,255)                                    4,522     0.0%
                                                         ---------------------
PURCHASED CURRENCY PUT OPTIONS

CURRENCY OPTIONS
Deutsche Mark, Strike
 Price $1.385...........  04/25/96  $2,000,000                82,000
Japanese Yen, Strike
 Price $83.73...........  04/23/96   3,700,000               666,000
Japanese Yen, Strike
 Price $88.35...........  07/18/96     800,000               107,680
                                                         -----------
TOTAL PURCHASED CURRENCY PUT OPTIONS (Cost
 $269,620)                                                   855,680     5.9%
                                                         ---------------------
SHORT-TERM INVESTMENT

REPURCHASE AGREEMENT
Prudential-Bache Repurchase Agreement, dated
10/31/95, due 11/01/95, with a maturity value
of $334,438 and an effective yield of 5.42%,
collateralized by a U.S. Government Agency
Obligation Security with a rate of 5.67% and a
maturity date of 04/11/96 with a market value
of $341,084...................................  334,388      334,388     2.3%
                                                         ---------------------
TOTAL INVESTMENTS (Cost $12,601,602**)                    14,383,500    99.9%
Excess of Other Assets over Liabilities                       20,649     0.1%
                                                         ---------------------
NET ASSETS                                               $14,404,149   100.0%
                                                         =====================

NOTES TO THE PORTFOLIO OF INVESTMENTS:

 * Non-income producing security.
** Aggregate cost for Federal tax purposes (Note D).
ADR American Depository Receipt

    The accompanying notes are an integral part of the financial statements.

                         LINCOLN WORLD GROWTH PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                          OCTOBER 31, 1995 (CONTINUED)

At October 31, 1995, geographic concentration of the Fund's investments was as follows:

           INDUSTRY       PERCENTAGE OF
           SECTOR          NET ASSETS
           --------       -------------
           Japan              33.0%
           Germany            14.5
           France             11.0
           United States       8.3
           Netherlands         6.6
           Great Britain       4.9
           Hong Kong           4.3
           Austria             3.7
           Sweden              2.6
           Chile               2.4
           Singapore           2.0
           Denmark             2.0
           Norway              1.9
           Switzerland         1.6
           Australia           1.1
                              ----
                              99.9%
                              ====

    The accompanying notes are an integral part of the financial statements.

                         LINCOLN NEW PACIFIC PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                                OCTOBER 31, 1995

                                    PAR/SHARE MARKET OR  PERCENT OF
DESCRIPTION                          AMOUNT   FAIR VALUE NET ASSETS
-------------------------------------------------------------------
INVESTMENTS--NOTES A AND B

EQUITIES

AIRLINES
Korean Air *......................     1,800  $   63,282    0.6%
                                              ----------
AUTOMOTIVE
PT Astra International *..........    55,000     110,193
Swedish Motors....................    28,000     124,617
                                              ----------
                                                 234,810    2.1%
                                              ----------
BANKING
Cho Hung Bank.....................     8,200     108,240
Commonwealth Bank Of Australia....    18,000     137,115
First Bangkok City Bank...........   150,000     131,135
Guoco Group, Ltd. *...............    40,000     185,212
HSBC Holdings, PLC................     8,400     122,224
Overseas Chinese Banking
 Corporation......................    12,000     140,977
Panin Bank........................    78,750      86,688
Security Bank Corporation *.......    62,000     114,418
Thai Military Bank................    50,000     171,866
                                              ----------
                                               1,197,875   10.9%
                                              ----------
BUILDING SUPPLIES
Asia Cement Corporation, GDR *....     3,740      62,178
Hyundai Engineering &
 Construction.....................     2,435     128,568
Komatsu, Ltd. ....................    13,000     101,716
Kurimoto..........................    10,000     101,716
Maeda Road Construction Company...     5,000      89,491
Pohang Iron & Steel Company.......       700      60,929
                                              ----------
                                                 544,598    4.9%
                                              ----------
CHEMICALS
Kansai Paint......................    23,000      99,878
Metacorp Berhad...................    30,333      76,996
Nippon Shokubai K.K. Company......    13,000     113,409
Toray Industries, Inc.............    17,000     106,245
                                              ----------
                                                 396,528    3.7%
                                              ----------
COMPUTERS & SOFTWARE
Creative Technology, Ltd. *.......     8,000      95,000
Koekisha Company, Ltd. ...........     1,000      38,144
                                              ----------
                                                 133,144    1.2%
                                              ----------

    The accompanying notes are an integral part of the financial statements.

                         LINCOLN NEW PACIFIC PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                          OCTOBER 31, 1995 (CONTINUED)

                               PAR/SHARE MARKET OR  PERCENT OF
DESCRIPTION                     AMOUNT   FAIR VALUE NET ASSETS
--------------------------------------------------------------
CONGLOMERATES
China Resources Enterprises...  300,000  $  132,894
Jardine Matheson Holdings.....   28,000     170,800
Jardine Strategic Holdings,
 Ltd. ........................   69,375     186,619
Loxely Company, Ltd. .........    5,000      95,371
Multi-Purpose Holdings........   96,000     128,453
Westmont Industries Berhad....   17,000      58,874
                                         ----------
                                            773,011    7.0%
                                         ----------
CONSTRUCTION
Taisei Corporation............   17,000     101,589
Walker Corporation, Ltd. .....  120,000      42,049
                                         ----------
                                            143,638    1.3%
                                         ----------
ELECTRONICS
Amcol Holdings, Ltd. .........   20,000      44,161
Casio Computer Company,
 Ltd. *.......................   11,000      96,288
Furukawa Electric Co., Ltd. ..   24,000     107,741
Goldstar Company *............      408       5,967
Guangdong Electric Power,
 B *..........................  210,000     118,965
K.R. Precision Public Co.
 Ltd.--Foreign *..............   16,000     115,717
Samsung Electronics 144A
 Ordinary Shares *............      109      23,933
Samsung Electronics 144A,
 GDR *........................      116      12,760
Samsung Electronics, GDR *....      534      35,378
Samsung Electronics, Preferred
 Stock *......................    1,071     130,314
Shanghai Shangling Electric
 Apparatus Co. ...............  129,000     111,585
                                         ----------
                                            802,809    7.3%
                                         ----------
ENERGY
HKR International, Ltd. ......  176,000     152,515
Southern Petro Chemical,
 GDR *........................    7,000      63,000
                                         ----------
                                            215,515    2.0%
                                         ----------
ENGINEERING
International Engineering
 Company......................    4,000      19,074
Time Engineering..............   32,000      81,858
                                         ----------
                                            100,932    0.9%
                                         ----------
ENTERTAINMENT
Magnum Corporation *..........   70,000     119,008    1.1%
                                         ----------
FINANCE
Finance One Public Co.,
 Ltd. ........................   25,000     140,076
Gadek Berhad..................   15,500      84,789
Hutchison Whampoa, Ltd. ......   27,000     148,764
Krungthai Thanakit PLC--
 Foreign *....................   45,000     126,963
Manhattan Card Company,
 Ltd. ........................  159,000      67,863
Promise Company, Ltd. ........    2,400      94,596
                                         ----------
                                            663,051    6.0%
                                         ----------

    The accompanying notes are an integral part of the financial statements.

                         LINCOLN NEW PACIFIC PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                          OCTOBER 31, 1995 (CONTINUED)

                                     PAR/SHARE MARKET OR  PERCENT OF
DESCRIPTION                           AMOUNT   FAIR VALUE NET ASSETS
--------------------------------------------------------------------
FOOD & BEVERAGE
Chosun Brewery Company *...........     2,415  $   87,744
Mos Food Services..................     3,300      82,625
                                               ----------
                                                  170,369    1.5%
                                               ----------
HEALTH CARE
NIC Corporation....................       600       8,568
Shimadzo Corporation...............    18,000      99,995
                                               ----------
                                                  108,563    1.0%
                                               ----------
INDUSTRIAL
New World Infrastructure, Ltd. *...        80         141
Tung Ho Steel 144A, GDR *..........     4,924      52,933
                                               ----------
                                                   53,074    0.5%
                                               ----------
INSURANCE
First Capital Corporation..........    40,000     108,139
Malaysia Assurance Alliance........    44,000     178,355
                                               ----------
                                                  286,494    2.6%
                                               ----------
LODGING & RESTAURANTS
AAPC, Ltd. ........................   200,000     115,786
Faber Group Bhd *..................   130,000     110,508
Shangri-La Asia, Ltd. .............   119,000     131,595
                                               ----------
                                                  357,889    3.3%
                                               ----------
MANUFACTURING
CESC Limited, GDR *................    18,000      54,900
Kahma Company, Ltd. ...............     2,860      48,112
                                               ----------
                                                  103,012    0.9%
                                               ----------
METALS & MINING
Odin Mining Investment Company *...   300,000      72,187
Pt Supreme Cable Manufacturing.....    18,000      44,386
Sammi Steel Corporation *..........    10,450     103,933
Sumitomo Metal Industries *........    34,000      92,112
UMW Holdings Berhad................    12,533      29,840
                                               ----------
                                                  342,458    3.1%
                                               ----------
MISCELLANEOUS
Kemayan Corporation *..............    10,000      13,381
MC Packaging, Ltd. ................   103,000      43,962
                                               ----------
                                                   57,343    0.5%
                                               ----------
NATURAL RESOURCES
Kamei..............................     8,000      89,198    0.8%
                                               ----------
OFFICE EQUIPMENT & SUPPLIES
Acma, Ltd. ........................    28,800      93,758    0.9%
                                               ----------

    The accompanying notes are an integral part of the financial statements.

                         LINCOLN NEW PACIFIC PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                          OCTOBER 31, 1995 (CONTINUED)

                                           PAR/SHARE MARKET OR  PERCENT OF
DESCRIPTION                                 AMOUNT   FAIR VALUE NET ASSETS
--------------------------------------------------------------------------
PHOTOGRAPHY
China-Hong Kong Photo Products..........    472,000  $  216,718
Olympus Optical.........................     14,000     130,764
                                                     ----------
                                                        347,482    3.2%
                                                     ----------
PLASTICS
Thai Modern Plastic Industry............     91,900      96,319    0.9%
                                                     ----------
PRINTING & PAPER
Asia Securities Printing Company........        100       3,717
Picop Resources.........................    125,000      40,850
Sumitomo Forestry *.....................      8,000     112,671
                                                     ----------
                                                        157,238    1.4%
                                                     ----------
REAL ESTATE
Fil--Estate Land *......................    132,000     100,318
Henderson Land Development..............     12,000      71,860
Mitsubishi Estate Company, Ltd. ........      9,000      95,946
New World Development...................     28,000     109,006
Singapore Land..........................     15,000      83,864
                                                     ----------
                                                        460,994    4.2%
                                                     ----------
RETAIL
Itochu Corporation......................     20,000     118,539
Shinsegae Department Store..............        400      36,594
                                                     ----------
                                                        155,133    1.4%
                                                     ----------
SERVICES
L.G. Information & Communication *......      1,500     118,212    1.1%
                                                     ----------
TELECOMMUNICATIONS
Nippon Telegraph and Telephone
 Corporation............................         14     114,881
Pakistan Telecommunications, GDR *......        231      22,061
                                                     ----------
                                                        136,942    1.2%
                                                     ----------
TEXTILES
Onward Kashiyama Co., Ltd. .............      8,000     110,323
Saha Union Corporation, Ltd. ...........    120,000     132,327
Yizheng Chemical Fibre Company..........    432,000     125,716
                                                     ----------
                                                        368,366    3.3%
                                                     ----------
TRANSPORTATION
Continental Mariner Investment..........    350,000      36,215
Keppel Corporation, Ltd. ...............     21,000     172,399
                                                     ----------
                                                        208,614    1.9%
                                                     ----------
UTILITIES
Korea Electric Power Corporation........      2,200      90,570    0.8%
                                                     -------------------
TOTAL EQUITIES (Cost $10,095,495)                     9,190,229   83.5%
                                                     -------------------

    The accompanying notes are an integral part of the financial statements.

                         LINCOLN NEW PACIFIC PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                          OCTOBER 31, 1995 (CONTINUED)

                                  MATURITY PAR/SHARE MARKET OR  PERCENT OF
DESCRIPTION                 RATE    DATE    AMOUNT   FAIR VALUE NET ASSETS
--------------------------------------------------------------------------
CONVERTIBLE BONDS
ELECTRONICS
United Micro Electronics
 (convertible to 547.3469
 shrs common stk).......... 1.25% 06/08/04 $ 38,000  $   51,680    0.5%
                                                     ----------
FINANCE
MBL International Finance
 (convertible to 45.4546
 shrs common stk).......... 3.00% 11/30/02  100,000     103,630    0.9%
                                                     ----------
FOOD & BEVERAGE
President Enterprises
 (convertible to 9482.1492
 shrs common stk).......... 0.00% 07/22/01   80,000      98,400    0.9%
                                                     ----------
MISCELLANEOUS
Acer, Inc. (convertible to
 13,597.25 shrs common
 stk)...................... 4.00% 06/10/01   10,000      30,500
Essar Gujarat, Ltd.
 (convertible to 2615.5564
 shrs common stk).......... 5.50% 08/05/98   50,000      49,500
                                                     ----------
                                                         80,000    0.7%
                                                     ----------
TRANSPORTATION
Yang Ming Marine
 (convertible to 865.3276
 shrs common stk).......... 2.00% 10/06/01   49,000      52,371    0.5%
                                                     -------------------
TOTAL CONVERTIBLE BONDS
 (Cost $373,789)                                        386,081    3.5%
                                                     -------------------
WARRANTS

WARRANTS
Daewoo Corporation, Warrants, 01/08/96...        11       3,300
Jardine Strategic Holdings, Ltd.,
 Warrants, 05/02/98......................     6,375       1,689
Keihin Electric Express Railway,
 Warrants, 09/11/99......................        20      11,500
Salomon Brothers, Warrants, 01/18/96.....    26,000       1,313
UMW Holdings Berhad, Warrants 01/26/00...     6,533       4,461
Worldwide Holdings Berhad, Warrants,
 09/22/99................................    21,000       9,174
                                                     ----------
TOTAL WARRANTS (Cost
 $112,256)                                               31,437    0.3%
                                                     -------------------
INVESTMENT COMPANIES
China North Industries Investment, Ltd.
 *.......................................   125,000     109,375
R.O.C. Taiwan Fund *.....................    19,000     182,875
Taipei Fund-UTS, Class B *...............        20     144,000
Taiwan Fund Inc. *.......................     6,000     131,250
                                                     ----------
TOTAL INVESTMENT COMPANIES (Cost
 $633,000)                                              567,500    5.2%
                                                     -------------------

    The accompanying notes are an integral part of the financial statements.

                         LINCOLN NEW PACIFIC PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                          OCTOBER 31, 1995 (CONTINUED)

                                               PAR/SHARE  MARKET OR  PERCENT OF
DESCRIPTION                                     AMOUNT   FAIR VALUE  NET ASSETS
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT
REPURCHASE AGREEMENT
Prudential-Bache Repurchase Agreement,
dated 10/31/95, due 11/01/95, with a maturity
value of $553,258 and an effective yield of
5.42%, collateralized by U.S. Government and
Agency Obligation Securities with rates
ranging from 5.67% to 8.625% and maturity
dates ranging from 04/11/96 to 11/15/29,
with an aggregate market value of $564,254.... $553,176  $   553,176     5.0%
                                                         ---------------------
TOTAL INVESTMENTS (Cost $11,767,716 **)                   10,728,423    97.5%
Excess of Other Assets over Liabilities                      277,993     2.5%
                                                         ---------------------
NET ASSETS                                               $11,006,416   100.0%
                                                         =====================

NOTES TO THE PORTFOLIO OF INVESTMENTS:

   * Non-income producing security.
  ** Aggregate cost for Federal tax purposes (Note D).
GDR Global Depository Receipt
144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

    The accompanying notes are an integral part of the financial statements.

                         LINCOLN NEW PACIFIC PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                          OCTOBER 31, 1995 (CONTINUED)

At October 31, 1995, geographic concentration of the Fund's investments was as follows:

                             PERCENTAGE OF
           INDUSTRY SECTOR    NET ASSETS
           ---------------   -------------
           Japan                 19.7%
           Hong Kong             14.6
           Thailand              10.5
           South Korea            9.2
           Singapore              8.9
           United States          8.8
           Malaysia               8.1
           Taiwan                 4.5
           China                  4.2
           Australia              2.7
           Philippines            2.3
           Indonesia              2.2
           India                  1.6
           Pakistan               0.2
                                 ----
               TOTAL             97.5%
                                 ====

    The accompanying notes are an integral part of the financial statements.

                      LINCOLN GOVERNMENT INCOME PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                                OCTOBER 31, 1995

                                     MATURITY PAR/SHARE   MARKET OR  PERCENT OF
DESCRIPTION                   RATE     DATE     AMOUNT   FAIR VALUE  NET ASSETS
-------------------------------------------------------------------------------
INVESTMENTS--NOTES A AND B

GOVERNMENT AND AGENCY OBLIGATIONS

U.S. TREASURY
U.S. Treasury Note..........  7.500% 05/15/02 $2,200,000 $ 2,390,102
U.S. Treasury Note..........  5.125% 11/30/98    750,000     737,580
U.S. Treasury Note..........  7.875% 11/15/04  1,450,000   1,634,194
U.S. Treasury Note..........  6.875% 08/31/99    250,000     259,180
U.S. Treasury Note..........  6.500% 04/30/99  1,000,000   1,023,279
U.S. Treasury Principal
 Strip......................  0.000% 05/15/19  3,000,000     638,880
                                                         -----------
                                                           6,683,215   54.1%
                                                         -----------
OTHER
Tennessee Valley Authority
 Principal Strips...........  0.000% 11/01/00  1,000,000     741,350    6.0%
                                                         -----------
FEDERAL NATIONAL MORTGAGE
 ASSOCIATION
Federal National Mortgage
 Association................  6.000% 03/01/09    906,806     884,979
Federal National Mortgage
 Association................  7.000% 10/01/25    500,000     495,625
FNMA Multi-family Mortgage..  7.150% 10/01/15    250,000     250,010
                                                         -----------
                                                           1,630,614   13.2%
                                                         -----------
FEDERAL HOME LOAN
Federal Home Loan Mortgage
 Corporation................  7.300% 12/01/12    298,323     308,205
Federal Home Loan Mortgage
 Corporation................  7.500% 11/15/23    500,000     528,125
                                                         --------------------
                                                             836,330    6.8%
                                                         --------------------
TOTAL GOVERNMENT AND AGENCY OBLIGATIONS (Cost
 $9,757,316)                                               9,891,509   80.1%
                                                         --------------------
CORPORATE BONDS
FINANCE
Associates Corp. of North
 America....................  9.125% 04/01/00    400,000     442,072    3.5%
                                                         -----------
CONSUMER PRODUCTS & SERVICES
Wal-Mart Stores, Inc........  7.500% 05/15/04    400,000     426,636    3.5%
                                                         --------------------
TOTAL CORPORATE BONDS (Cost $852,548)                        868,708    7.0%
                                                         --------------------

    The accompanying notes are an integral part of the financial statements.

                      LINCOLN GOVERNMENT INCOME PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                          OCTOBER 31, 1995 (CONTINUED)

                                 PAR/SHARE   MARKET OR  PERCENT OF
DESCRIPTION                        AMOUNT   FAIR VALUE  NET ASSETS
------------------------------------------------------------------
SHORT-TERM INVESTMENT
REPURCHASE AGREEMENT
Prudential-Bache Repurchase
Agreement, dated 10/31/95, due
11/01/95, with a maturity value
of $1,298,815 and an effective
yield of 5.42%, collateralized
by U.S. Government and Agency
Obligation Securities with
rates ranging from 5.57% to
11.63% and maturity dates
ranging from 11/15/95 to
02/01/96, with an aggregate
market value of $1,323,811...... $1,297,822 $ 1,297,822    10.5%
                                            ---------------------
TOTAL INVESTMENTS (Cost
 $11,907,686**)                              12,058,039    97.6%

Excess of Other Assets over
 Liabilities                                    296,938     2.4%
                                            ---------------------
NET ASSETS                                  $12,354,977   100.0%
                                            =====================

NOTES TO THE PORTFOLIO OF INVESTMENTS:

**Aggregate cost for Federal tax purposes (Note D).

    The accompanying notes are an integral part of the financial statements.

                       LINCOLN CORPORATE INCOME PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                                OCTOBER 31, 1995

                                     MATURITY PAR/SHARE   MARKET OR  PERCENT OF
DESCRIPTION                   RATE     DATE     AMOUNT   FAIR VALUE  NET ASSETS
-------------------------------------------------------------------------------
INVESTMENTS--NOTES A AND B

CORPORATE BONDS

AIRLINES
Delta Airlines.............   8.250% 12/27/07 $  250,000 $   275,630
United Air Lines, Inc. ....   9.210% 01/21/17    450,000     481,842
                                                         -----------
                                                             757,472     4.9%
                                                         -----------
AUTOMOTIVE
Chrysler Finance
 Corporation...............   9.500% 12/15/99    400,000     443,572
Ford Motor Credit
 Corporation...............   7.250% 05/15/99    340,000     350,472
                                                         -----------
                                                             794,044     5.1%
                                                         -----------
BANKING
Chase Manhattan
 Corporation...............   6.500% 01/15/09    250,000     239,688
First Bank Systems, Inc. ..   6.875% 09/15/07    250,000     251,857
NationsBank Corporation....   6.625% 01/15/98    220,000     222,547
                                                         -----------
                                                             714,092     4.6%
                                                         -----------
BUILDING SUPPLIES
Georgia Pacific............   9.125% 07/01/22    400,000     441,236
John Deere Credit
 Corporation...............   8.625% 08/01/19    100,000     115,576
                                                         -----------
                                                             556,812     3.6%
                                                         -----------
CHEMICALS
Dow Capital................   9.000% 05/15/10    155,000     184,884     1.2%
                                                         -----------
CONGLOMERATES
General Electric Capital
 Corporation...............   8.750% 05/21/07    400,000     470,863     3.0%
                                                         -----------
CONSUMER PRODUCTS &
 SERVICES
Nabisco, Inc. .............   7.550% 06/15/15    250,000     251,569
Service Corporation
 International.............   8.375% 12/15/04    250,000     279,926
                                                         -----------
                                                             531,495     3.4%
                                                         -----------
ENERGY
Pennzoil Company...........  10.125% 11/15/09    290,000     360,817
Phillips Petroleum.........   9.180% 09/15/21    250,000     283,465
Tenneco Credit.............   9.625% 08/15/01    250,000     285,655
                                                         -----------
                                                             929,937     6.0%
                                                         -----------
FINANCE
American Express Company...   8.500% 08/15/01    200,000     221,026
CIT Group Holdings.........   5.650% 11/15/95    200,000     199,986
First Security
 Corporation...............   7.000% 07/15/05    250,000     252,818
Heller Financial
 Corporation...............   5.625% 03/15/00    100,000      96,924
International Lease
 Finance...................   8.250% 01/15/00    250,000     267,513
Lehman Brothers Holding
 Company...................   8.875% 03/02/02    300,000     330,623
Smith Barney Holdings......   7.875% 10/01/99    100,000     105,169
                                                         -----------
                                                           1,474,059     9.4%
                                                         -----------

    The accompanying notes are an integral part of the financial statements.

                       LINCOLN CORPORATE INCOME PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                          OCTOBER 31, 1995 (CONTINUED)

                                    MATURITY PAR/SHARE   MARKET OR  PERCENT OF
DESCRIPTION                  RATE     DATE     AMOUNT   FAIR VALUE  NET ASSETS
------------------------------------------------------------------------------
FOOD & BEVERAGE
Coca Cola Enterprises,
 Inc. .....................  8.000% 01/04/05 $  200,000 $   223,234
Conagra, Inc. .............  9.875% 11/15/05    250,000     307,150
PepsiCo, Inc. .............  7.875% 08/15/96    360,000     365,780
                                                        -----------
                                                            896,164     5.7%
                                                        -----------
INDUSTRIAL
Archer Daniels.............  8.875% 04/15/11    250,000     300,737
Inco, Ltd. ................  9.600% 06/15/22    100,000     111,058
Viacom International.......  8.750% 05/15/01    100,000     104,125
                                                        -----------
                                                            515,920     3.3%
                                                        -----------
INSURANCE
Transamerica Finance
 Corporation...............  0.000% 03/15/99    150,000     152,866
Travelers, Inc. ...........  8.625% 02/01/07    120,000     137,234
                                                        -----------
                                                            290,100     1.9%
                                                        -----------
LODGING & RESTAURANTS
Hilton Hotels..............  7.700% 07/15/02    250,000     257,015     1.6%
                                                        -----------
MANUFACTURING
Cyprus Amax Minerals
 Company...................  7.375% 05/15/07    250,000     258,183     1.7%
                                                        -----------
METALS & MINING
Newmont Gold Company.......  8.910% 01/05/09    100,000     108,214     0.7%
                                                        -----------
NATURAL RESOURCES
Noranda, Inc. .............  8.125% 06/15/04    200,000     217,690     1.4%
                                                        -----------
RETAIL
Federated Department
 Stores.................... 10.000% 02/15/01    100,000     107,250
Sears Roebuck & Company....  9.050% 02/06/12    500,000     587,133
                                                        -----------
                                                            694,383     4.5%
                                                        -----------
TELECOMMUNICATIONS
AT&T Capital Corporation...  7.470% 05/11/05    250,000     262,972
GTE Corporation............  9.375% 12/01/00    100,000     112,830
GTE Hawaii.................  7.000% 02/01/06    400,000     406,990
                                                        -----------
                                                            782,792     5.0%
                                                        -----------
TRANSPORTATION
Burlington Northern
 Railroad Company..........  6.940% 01/02/14    250,000     249,115
Federal Express
 Corporation...............  9.650% 06/15/12    250,000     300,347
                                                        -----------
                                                            549,462     3.5%
                                                        -----------

    The accompanying notes are an integral part of the financial statements.

                       LINCOLN CORPORATE INCOME PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                          OCTOBER 31, 1995 (CONTINUED)

                                                   MATURITY      PAR/SHARE   MARKET OR  PERCENT OF
DESCRIPTION                        RATE              DATE          AMOUNT   FAIR VALUE  NET ASSETS
--------------------------------------------------------------------------------------------------
UTILITIES
Carolina Power & Light.....            9.000%           04/01/22 $  250,000 $   266,094
Great Lakes Power, Inc. ...            9.000%           08/01/04    100,000     109,499
Long Island Lighting
 Company...................            9.625%           07/01/24    200,000     204,122
Old Dominion Electric
 Corporation...............            8.760%           12/01/22    400,000     451,698
Pennsylvania Power &
 Light.....................            7.700%           10/01/09    200,000     219,041
Texas Gas Transmission.....            8.625%           04/01/04    100,000     112,133
Texas Utilities............            7.375%           11/01/99    450,000     465,041
Utilicorp United, Inc. ....            8.450%           11/15/99    100,000     106,447
Virginia Electric & Power
 Company...................            6.000%           08/01/02    200,000     195,636
                                                                            -----------
                                                                              2,129,711    13.6%
                                                                            ---------------------
TOTAL CORPORATE BONDS (Cost $12,568,713)                                     13,113,292    84.1%
                                                                            ---------------------
GOVERNMENT AND AGENCY OBLI-
 GATIONS
FEDERAL NATIONAL MORTGAGE
 ASSOCIATION
Federal National Mortgage
 Association...............            7.000%           10/16/25    500,000     495,625
FNMA Multi-family
 Mortgage..................            7.150%           10/01/15    250,000     250,007
                                                                            -----------
                                                                                745,632     4.8%
                                                                            -----------
U.S. TREASURY
U.S. Treasury Strip........            0.000%           05/15/19  2,000,000     425,918     2.7%
                                                                            ---------------------
TOTAL GOVERNMENT AND AGENCY OBLIGATIONS (Cost $1,158,792)                     1,171,550     7.5%
                                                                            ---------------------
SHORT-TERM INVESTMENT
REPURCHASE AGREEMENT
Prudential-Bache Repurchase Agreement, dated 10/31/95, due
11/01/95, with a maturity value of $1,006,494 and an
effective yield of 5.42%, collateralized by U.S. Government
and Agency Obligation Securities with rates ranging from
8.625% to 11.625% and maturity dates ranging from 11/15/95
to 11/15/29, with an aggregate market value of
$1,026,497.....................................................   1,006,345   1,006,345     6.5%
                                                                            ---------------------
TOTAL INVESTMENTS (Cost
 $14,733,850**)                                                              15,291,187    98.1%

Excess of Other Assets over
 Liabilities                                                                    296,671     1.9%
                                                                            ---------------------
NET ASSETS                                                                  $15,587,858   100.0%
                                                                            =====================

NOTES TO THE PORTFOLIO OF INVESTMENTS:

**Aggregate cost for Federal tax purposes (Note D).

    The accompanying notes are an integral part of the financial statements.

                       LINCOLN TAX-FREE INCOME PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                                OCTOBER 31, 1995

                                      MATURITY PAR/SHARE  MARKET OR  PERCENT OF
DESCRIPTION                     RATE    DATE    AMOUNT   FAIR VALUE  NET ASSETS
-------------------------------------------------------------------------------
INVESTMENTS--NOTES A AND B

MUNICIPAL BONDS

ALABAMA
Alabama State Public School &
 College Authority...........  4.500% 08/01/06 $400,000  $   385,000    3.5%
                                                         -----------
CALIFORNIA
San Diego County, California
 Water Authority (FGIC)......  5.300% 05/01/02  400,000      416,500    3.7%
                                                         -----------
CONNECTICUT
Connecticut State, Series A,
 G.O.........................  5.400% 03/15/08  100,000      101,500
Connecticut State, Series B,
 G.O.........................  5.100% 10/01/07  100,000       99,250
                                                         -----------
                                                             200,750    1.8%
                                                         -----------
DISTRICT OF COLUMBIA
District of Columbia, G.O.
 Refunding, Bonds Series A-1,
 (MBIA)......................  6.000% 06/01/11  400,000      406,000    3.6%
                                                         -----------
FLORIDA
Florida State Municipal Power
 Authority (AMBAC)...........  5.100% 10/01/14  300,000      280,875
Jacksonville, Florida
 Electrical Authority........  5.200% 10/01/12  300,000      285,750
                                                         -----------
                                                             566,625    5.2%
                                                         -----------
GEORGIA
De Kalb County, Georgia,
 Water and Sewer, (AMBAC)....  5.125% 10/01/14  250,000      239,688
Georgia Municipal Electric
 Power Authority.............  6.000% 01/01/06  400,000      430,500
                                                         -----------
                                                             670,188    6.0%
                                                         -----------
HAWAII
Honolulu, Hawaii City &
 County (PRE-RE).............  6.700% 08/01/08  400,000      448,000    4.0%
                                                         -----------
ILLINOIS
Alton, Illinois Health
 Facilities..................  7.200% 02/15/21  400,000      455,500
Chicago, Illinois, Park
 District G.O................  6.100% 11/15/05  100,000      108,625
Illinois Health Facilities
 Authority (MBIA)............  6.250% 08/15/13  100,000      106,500
                                                         -----------
                                                             670,625    6.0%
                                                         -----------
INDIANA
Indianapolis, Indiana
 Utilities District (FGIC)...  5.000% 06/01/06  400,000      400,000
Lawrence, Indiana Central
 High School Building
 (MBIA)......................  5.200% 07/01/08  400,000      389,498
Perry, Indiana, Multi-School
 Building....................  4.600% 07/15/02  400,000      395,000
                                                         -----------
                                                           1,184,498   10.6%
                                                         -----------
MAINE
Cumberland County, Maine G.O.
 (PRE-RE)....................  6.400% 02/01/02  250,000      274,688    2.5%
                                                         -----------

    The accompanying notes are an integral part of the financial statements.

                       LINCOLN TAX-FREE INCOME PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                          OCTOBER 31, 1995 (CONTINUED)

                                      MATURITY PAR/SHARE  MARKET OR  PERCENT OF
DESCRIPTION                     RATE    DATE    AMOUNT   FAIR VALUE  NET ASSETS
-------------------------------------------------------------------------------
MASSACHUSETTS
Chelsea, Massachusetts,
 School Improvement (AMBAC)..  5.600% 06/15/05 $100,000     $105,000
Massachusetts Water Resource
 Authority...................  5.500% 11/01/15  400,000      388,000
State of Massachusetts, G.O.,
 Series C (PRE-RE)...........  7.000% 12/01/10  300,000      335,250
                                                         -----------
                                                             828,250    7.4%
                                                         -----------
MICHIGAN
Michigan Municipal Bond
 Authority...................  5.400% 10/01/14  400,000      389,500
Michigan Public Power
 Agency......................  5.500% 01/01/13  400,000      392,500
                                                         -----------
                                                             782,000    7.0%
                                                         -----------
MINNESOTA
Minneapolis, MN General
 Obligation Note.............  3.900% 12/01/97  100,000       99,875    0.9%
                                                         -----------
NEVADA
Clark County, Nevada, School
 District (FGIC).............  6.375% 06/15/05  100,000      110,375
Nevada Municipal Bonds.......  5.000% 07/01/98  100,000      101,875
                                                         -----------
                                                             212,250    1.9%
                                                         -----------
NEW HAMPSHIRE
New Hampshire State Turnpike
 Systems (PRE-RE)............  7.400% 04/01/20  230,000      260,763    2.3%
                                                         -----------
NEW YORK
New York State Local
 Assistance Corporation......  6.000% 04/01/14  400,000      416,500
New York State Urban
 Development (AMBAC).........  5.100% 01/01/08  400,000      394,500
                                                         -----------
                                                             811,000    7.3%
                                                         -----------
OHIO
Columbus, Ohio General
 Obligation Bond.............  4.200% 09/15/97  100,000      100,250    0.9%
                                                         -----------
SOUTH CAROLINA
Charleston, South Carolina,
 Certificates of
 Participation, (AMBAC)......  5.000% 09/01/15  300,000      273,000    2.5%
                                                         -----------
TEXAS
Austin, Texas Hotel Occupancy
 Tax (AMBAC).................  5.125% 11/15/14  400,000      374,500
Bexar, Texas Metropolitan
 Waterworks..................  5.100% 05/01/05  100,000      101,250
Harris County, Texas, Toll
 Road Revenue Bonds (FGIC)...  5.000% 08/15/16  300,000      277,125
                                                         -----------
                                                             752,875    6.8%
                                                         -----------
VIRGINIA
Fairfax County, Virginia,
 Water Authority.............  5.750% 04/01/14  400,000      400,500    3.6%
                                                         -----------
WASHINGTON
Washington State Motor
 Vehicle Fuel................  5.450% 09/01/07  100,000      102,000
Washington State Public Power
 Supply......................  5.375% 07/01/15  300,000      275,250
                                                         -----------
                                                             377,250    3.4%
                                                         -----------

    The accompanying notes are an integral part of the financial statements.

                       LINCOLN TAX-FREE INCOME PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                          OCTOBER 31, 1995 (CONTINUED)

                                      MATURITY PAR/SHARE  MARKET OR  PERCENT OF
DESCRIPTION                     RATE    DATE    AMOUNT   FAIR VALUE  NET ASSETS
-------------------------------------------------------------------------------
WISCONSIN
Wisconsin Clean Water......... 5.300% 06/01/12 $400,000  $   388,500     3.5%
                                                         ---------------------
TOTAL MUNICIPAL BONDS (Cost
 $10,642,590)                                             10,509,387    94.4%
                                                         ---------------------
SHORT-TERM INVESTMENT

REPURCHASE AGREEMENT
Prudential-Bache Repurchase Agreement, dated
10/31/95, due 11/01/95, with a maturity value
of $425,694 and an effective yield of 5.42%,
collateralized by a U.S. Government Agency
Obligation Security with a rate of 5.67% and
a maturity date of 04/11/96 with a market
value of $434,154.............................  425,631      425,631     3.8%
                                                         ---------------------
TOTAL INVESTMENTS (Cost $11,068,221**)                    10,935,018    98.2%

Excess of Other Assets over Liabilities                      195,072     1.8%
                                                         ---------------------
NET ASSETS                                               $11,130,090   100.0%
                                                         =====================

NOTES TO THE PORTFOLIO OF INVESTMENTS:

**      Aggregate cost for Federal Tax Purposes (Note D).
AMBAC   American Municipal Bond Assurance Corporation
FGIC    Financial Guaranty Insurance Corporation
G.O.    General Obligations
MBIA    Municipal Bond Insurance Association
PRE-RE  Pre-refunded with U.S. Treasuries

    The accompanying notes are an integral part of the financial statements.

                           LINCOLN CASHFUND PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                                OCTOBER 31, 1995

                                     MATURITY PAR/SHARE  MARKET OR  PERCENT OF
DESCRIPTION                    RATE    DATE    AMOUNT   FAIR VALUE  NET ASSETS
------------------------------------------------------------------------------
INVESTMENTS--NOTES A AND B
COMMERCIAL PAPER
AT & T....................... 5.650% 11/14/95 $ 565,000 $   563,847
Daimler Benz, N.A............ 5.690% 12/20/95   572,000     567,570
Donnelly RR & Sons........... 5.700% 12/07/95   400,000     397,720
Merrill Lynch & Company...... 5.870% 11/01/95 1,586,000   1,586,000
Merrill Lynch & Company...... 5.600% 11/07/95   525,000     524,510
Metropolitan Life Funding.... 5.710% 11/13/95   570,000     568,915
Southwestern Bell Capital
 Corporation................. 5.640% 03/25/96   570,000     557,052
Weyerhauser Company.......... 5.800% 11/02/95   570,000     569,908
                                                        -----------
TOTAL COMMERCIAL PAPER (Cost $5,335,522)                  5,335,522    46.6%
                                                        ---------------------
CORPORATE BONDS
Harris Trust & Savings....... 6.120% 08/29/96   500,000     500,000
Morgan Guaranty Trust of New
 York........................ 6.000% 10/11/96   570,000     570,000
                                                        -----------
TOTAL CORPORATE BONDS (Cost $1,070,000)                   1,070,000     9.3%
                                                        ---------------------
FLOATING RATE NOTES
Boatmens Bank of South
 Missouri.................... 5.875% 02/14/96   558,000     557,973
Caterpiller Financial
 Services.................... 5.810% 07/25/96   565,000     565,000
Comerica Bank................ 5.560% 11/22/95   545,000     544,973
First Bank of South Dakota... 5.855% 05/06/96   565,000     564,944
PHH Corporation.............. 5.840% 08/21/96   565,000     564,824
Toyota Motor Credit.......... 5.600% 01/12/96   545,000     545,000
                                                        -----------
TOTAL FLOATING RATE NOTES (Cost $3,342,714)               3,342,714    29.2%
                                                        ---------------------
GOVERNMENT AND AGENCY
 OBLIGATIONS
Federal Home Loan Bank....... 5.610% 09/20/96 1,000,000     998,987
U. S. Treasury Bill.......... 6.610% 02/08/96   700,000     687,276
                                                        -----------
TOTAL GOVERNMENT AND AGENCY OBLIGATIONS (Cost
 $1,686,263)                                              1,686,263    14.7%
                                                        ---------------------
TOTAL INVESTMENTS (Cost $11,434,499**)                   11,434,499    99.8%
Excess of Other Assets over
 Liabilities                                                 17,524     0.2%
                                                        ---------------------
NET ASSETS                                              $11,452,023   100.0%
                                                        =====================

NOTES TO THE PORTFOLIO OF INVESTMENTS:

**Aggregate cost for Federal tax purposes (Note D).

    The accompanying notes are an integral part of the financial statements.

                      [THIS PAGE LEFT INTENTIONALLY BLANK]

LINCOLN ADVISOR FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 1995

                               LINCOLN        LINCOLN      LINCOLN      LINCOLN
                          GROWTH AND INCOME ENTERPRISE   U.S. GROWTH  WORLD GROWTH
                              PORTFOLIO      PORTFOLIO    PORTFOLIO    PORTFOLIO
                          ----------------- -----------  -----------  ------------
ASSETS:
 Investments, at value
 (Notes A & B)               $22,617,145    $19,969,372  $19,064,562  $14,383,500
 Foreign currency, at
 value                               --             --           --        13,029
 Cash                                --             --           --           --
 Receivable from:
  Securities sold                101,193        139,467          --           --
  Open Forward Currency
  Contracts (Note G)                 --             --           --           --
  Fund shares sold                42,676        126,218       24,465       21,685
  Dividends and interest          38,476          6,786       10,425       53,379
  Advisor                            --             --           --           --
 Deferred organization
 expense                           6,430          6,371        4,935        6,159
                             -----------    -----------  -----------  -----------
  Total assets                22,805,920     20,248,214   19,104,387   14,477,752
                             -----------    -----------  -----------  -----------
LIABILITIES:
 Payable for:
  Securities purchased         1,261,464        104,111          --           --
  Fund shares redeemed            18,726          3,334          497        1,504
  Distributions declared             342            --           --           --
  Directors' fees and
  expenses                         2,054          2,054        2,054        2,054
  Affiliates:
  Advisor                         86,560         40,625       63,298        5,772
  Service and
  distribution fees               14,928         17,056       13,224       14,430
 Accrued expenses and
 other liabilities                38,108         37,829       38,026       49,843
                             -----------    -----------  -----------  -----------
  Total Liabilities            1,422,182        205,009      117,099       73,603
                             -----------    -----------  -----------  -----------
NET ASSETS:                  $21,383,738    $20,043,205  $18,987,288  $14,404,149
                             ===========    ===========  ===========  ===========
NET ASSETS CONSIST OF:
 Paid-in capital             $19,095,891    $17,573,452  $15,192,613  $12,819,006
 Undistributed net
 investment income
 (loss) or
 distributions in
 excess of net
 investment income                20,387            --           --        28,952
 Accumulated net
 realized gain (loss)
 on investments and
 foreign currency
 transactions                    411,734       (663,946)  (1,242,395)    (226,230)
 Net unrealized
 appreciation
 (depreciation) on
 investments, forward
 currency contracts,
 foreign currency and
 other assets                  1,855,726      3,133,699    5,037,070    1,782,421
                             -----------    -----------  -----------  -----------
NET ASSETS:                  $21,383,738    $20,043,205  $18,987,288  $14,404,149
                             ===========    ===========  ===========  ===========
 CLASS A                     $13,297,253    $14,507,841  $13,573,827  $13,017,521
                             ===========    ===========  ===========  ===========
 CLASS B                     $ 1,307,566    $ 1,811,208  $   566,975  $ 1,182,741
                             ===========    ===========  ===========  ===========
 CLASS C                     $    73,181    $    58,186  $    27,138  $    42,905
                             ===========    ===========  ===========  ===========
 CLASS D                     $ 6,705,738    $ 3,665,970  $ 4,819,348  $   160,982
                             ===========    ===========  ===========  ===========
SHARES OUTSTANDING:
 CLASS A                       1,185,195      1,285,890    1,092,021    1,141,508
                             ===========    ===========  ===========  ===========
 CLASS B                         120,358        151,465       45,992      110,409
                             ===========    ===========  ===========  ===========
 CLASS C                           6,406          4,767        2,113        3,999
                             ===========    ===========  ===========  ===========
 CLASS D                         597,948        324,385      385,639       14,072
                             ===========    ===========  ===========  ===========
 CLASS A SHARES
 Net asset value and
 redemption price per
 share                       $     11.22    $     11.28  $     12.43  $     11.40
                             ===========    ===========  ===========  ===========
 Maximum sales charge              5.50%          5.50%        5.50%        5.50%
 Maximum offering price
 per share                   $     11.87    $     11.94  $     13.15  $     12.06
                             ===========    ===========  ===========  ===========
 CLASS B SHARES
 Net asset value and
 offering price*             $     10.86    $     11.96  $     12.33  $     10.71
                             ===========    ===========  ===========  ===========
 CLASS C SHARES
 Net asset value and
 offering price*             $     11.42    $     12.21  $     12.85  $     10.73
                             ===========    ===========  ===========  ===========
 CLASS D SHARES
 Net asset value,
 offering price and
 redemption price per
 share                       $     11.21    $     11.30  $     12.50  $     11.44
                             ===========    ===========  ===========  ===========
Cost of investments          $20,761,419    $16,835,673  $14,027,492  $12,601,602
Cost of foreign currency             --             --           --   $    12,505

*Redemption price per
  share is equal to net
  asset value less any
  applicable contingent
  deferred sales
  charge.

                                                   The accompanying notes are an

  LINCOLN         LINCOLN          LINCOLN          LINCOLN       LINCOLN
NEW PACIFIC  GOVERNMENT INCOME CORPORATE INCOME TAX-FREE INCOME  CASHFUND
 PORTFOLIO       PORTFOLIO        PORTFOLIO        PORTFOLIO     PORTFOLIO
-----------  ----------------- ---------------- --------------- -----------
$10,728,423     $12,058,039      $15,291,187      $10,935,018   $11,434,499
    346,436             --               --               --            --
        --           32,500              --               --            --
     54,415         816,440              --               --            --
     13,060             --               --               --            --
      2,136           1,992            9,509            1,251         1,280
     24,554         179,202          299,076          160,202        32,590
     77,923          50,866           35,974           77,759        11,147
      5,833           6,550            6,278            6,460         6,087
-----------     -----------      -----------      -----------   -----------
 11,252,780      13,145,589       15,642,024       11,180,690    11,485,603
-----------     -----------      -----------      -----------   -----------
    180,125         741,350              --               --            --
        --            3,026            4,582              --          1,363
        --              412              842              456           711
      2,054           2,054            2,054            2,137         2,301
        --              --               --               --            --
     10,974          10,253           10,651            9,801           --
     53,211          33,517           36,037           38,206        29,205
-----------     -----------      -----------      -----------   -----------
    246,364         790,612           54,166           50,600        33,580
-----------     -----------      -----------      -----------   -----------
$11,006,416     $12,354,977      $15,587,858      $11,130,090   $11,452,023
===========     ===========      ===========      ===========   ===========
$12,546,983     $12,486,146      $15,567,374      $11,264,858   $11,452,023
     (9,219)          5,468            2,057           (1,565)          --
   (507,330)       (286,990)        (538,910)             --            --
 (1,024,018)        150,353          557,337         (133,203)          --
-----------     -----------      -----------      -----------   -----------
$11,006,416     $12,354,977      $15,587,858      $11,130,090   $11,452,023
===========     ===========      ===========      ===========   ===========
$10,353,101     $11,061,948      $11,517,879      $10,949,759   $11,452,023
===========     ===========      ===========      ===========   ===========
$   573,331     $   299,270      $   361,777      $   169,947           --
===========     ===========      ===========      ===========   ===========
$    17,490     $    14,696      $     4,677      $    10,384
===========     ===========      ===========      ===========
$    62,494     $   979,063      $ 3,703,525              --
===========     ===========      ===========      ===========
  1,188,455       1,128,893        1,180,087        1,115,574    11,452,023
===========     ===========      ===========      ===========   ===========
     63,648          29,209           34,619           16,308           --
===========     ===========      ===========      ===========   ===========
      1,980           1,416              448            1,017
===========     ===========      ===========      ===========
      7,126         101,971          390,199              --
===========     ===========      ===========      ===========
$      8.71     $      9.80      $      9.76      $      9.82   $      1.00
===========     ===========      ===========      ===========   ===========
      5.50%           4.50%            4.50%            4.50%
$      9.22     $     10.26      $     10.22      $     10.28
===========     ===========      ===========      ===========
$      9.01     $     10.25      $     10.45      $     10.42
===========     ===========      ===========      ===========
$      8.83     $     10.38      $     10.44      $     10.21
===========     ===========      ===========      ===========
$      8.77     $      9.60      $      9.49              --
===========     ===========      ===========      ===========
$11,767,716     $11,907,686      $14,733,850      $11,068,221   $11,434,499
$   331,161             --               --               --            --

integral part of the financial statements.

LINCOLN ADVISOR FUNDS, INC.
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1995


                              LINCOLN       LINCOLN      LINCOLN      LINCOLN
                         GROWTH AND INCOME ENTERPRISE  U.S. GROWTH  WORLD GROWTH
                             PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO
                         ----------------- ----------  -----------  ------------
INVESTMENT INCOME:
 Interest                   $  118,967     $   61,213  $   38,522    $  31,824
 Dividends (Note 1)            340,478         85,318     105,990      208,492
                            ----------     ----------  ----------    ---------
  Total investment in-
   come                        459,445        146,531     144,512      240,316
                            ----------     ----------  ----------    ---------
EXPENSES (NOTE A):
 Investment Advisory
  fees (Note C)                139,813        116,353     105,965      142,529
 Custody and adminis-
  tration fees                  72,494         92,461      76,881       97,930
 Audit fees                     14,400         14,400      16,400       20,600
 Registration and fil-
  ing fees                      38,486         37,948      37,760       37,326
 Transfer agency fees           17,398         17,398      17,398       17,398
 Directors' fees and
  expenses                       8,233          8,232       8,232        8,232
 Amortization of organ-
  ization costs (Note
  F)                             5,386          5,446       5,446        5,446
 Other                           1,379          1,652       1,653        1,655
 Fees waived and
  expenses reimbursed
  by the Advisor
  (Note C)                     (53,253)       (75,728)    (42,667)    (136,758)
                            ----------     ----------  ----------    ---------
                               244,336        218,162     227,068      194,358
 Distribution and serv-
  ice fees (Note C):
  Class A Shares                41,382         42,883      40,509       41,866
  Class B Shares                 9,710         12,474       3,983        8,469
  Class C Shares                   426            486         127          408
                            ----------     ----------  ----------    ---------
 Net expenses                  295,854        274,005     271,687      245,101
                            ----------     ----------  ----------    ---------
NET INVESTMENT INCOME
 (LOSS)                        163,591       (127,474)   (127,175)      (4,785)
                            ----------     ----------  ----------    ---------
REALIZED AND UNREALIZED
 GAIN (LOSS):
 Net realized gain
  (loss) on:
  Investment transac-
   tions                       425,374        952,012    (476,502)    (109,077)
  Foreign currency
   transactions                    --             --          --        53,067
                            ----------     ----------  ----------    ---------
  Net realized gain
   (loss)                      425,374        952,012    (476,502)     (56,010)
                            ----------     ----------  ----------    ---------
 Net change in
  unrealized apprecia-
  tion (depreciation)
  on:
  Investments                2,538,893      2,165,537   3,893,441      651,911
  Foreign currency and
   other assets                    --             --          --       (20,353)
                            ----------     ----------  ----------    ---------
NET UNREALIZED APPRECI-
 ATION (DEPRECIATION)
 DURING THE PERIOD           2,538,893      2,165,537   3,893,441      631,558
                            ----------     ----------  ----------    ---------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)      2,964,267      3,117,549   3,416,939      575,548
                            ----------     ----------  ----------    ---------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULT-
 ING FROM OPERATIONS        $3,127,858     $2,990,075  $3,289,764    $ 570,763
                            ==========     ==========  ==========    =========
NOTE 1: NET OF FOREIGN
 TAXES WITHHELD OF:                --             --          --     $  27,176

                                                   The accompanying notes are an

                                                        LINCOLN
  LINCOLN           LINCOLN            LINCOLN           TAX-         LINCOLN
NEW PACIFIC    GOVERNMENT INCOME   CORPORATE INCOME   FREE INCOME    CASHFUND
 PORTFOLIO         PORTFOLIO          PORTFOLIO        PORTFOLIO     PORTFOLIO
-----------    -----------------   ----------------   -----------    ---------
$    25,014       $  823,203          $1,056,815      $  557,939     $665,485
    111,412              --                  --              --           --
-----------       ----------          ----------      ----------     --------
    136,426          823,203           1,056,815         557,939      665,485
-----------       ----------          ----------      ----------     --------
    119,820           33,749              40,247          31,052       27,946
    150,831           68,583              71,679          69,228       66,697
     20,600           13,400              14,400          16,500       11,300
     37,156           37,395              37,892          36,931       23,375
     17,398           17,398              17,398          17,398       17,398
      8,232            8,232               8,232           8,232        8,232
      5,446            5,446               5,446           5,446        5,446
      1,653            1,658               1,658           1,657        1,663
   (197,745)         (84,614)            (76,211)       (108,813)     (39,094)
-----------       ----------          ----------      ----------     --------
    163,391          101,247             120,741          77,631      122,963
     35,982           36,161              36,880          35,745          --
      5,374            2,650               2,991           1,255          --
        159               74                  53             123          --
-----------       ----------          ----------      ----------     --------
    204,906          140,132             160,665         114,754      122,963
-----------       ----------          ----------      ----------     --------
    (68,480)         683,071             896,150         443,185      542,522
-----------       ----------          ----------      ----------     --------
   (470,965)         315,265             104,351             --           --
     82,356              --                  --              --           --
-----------       ----------          ----------      ----------     --------
   (388,609)         315,265             104,351             --           --
-----------       ----------          ----------      ----------     --------
 (1,244,822)         453,575           1,219,589         977,524          --
     12,967              --                  --              --           --
-----------       ----------          ----------      ----------     --------
 (1,231,855)         453,575           1,219,589         977,524          --
-----------       ----------          ----------      ----------     --------
 (1,620,464)         768,840           1,323,940         977,524          --
-----------       ----------          ----------      ----------     --------
$(1,688,944)      $1,451,911          $2,220,090      $1,420,709     $542,522
===========       ==========          ==========      ==========     ========
$    80,877              --                  --              --           --

integral part of the financial statements.

LINCOLN ADVISOR FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED OCTOBER 31, 1995

                                              LINCOLN        LINCOLN      LINCOLN      LINCOLN
                                         GROWTH AND INCOME ENTERPRISE   U.S. GROWTH  WORLD GROWTH
                                             PORTFOLIO      PORTFOLIO    PORTFOLIO    PORTFOLIO
                                         ----------------- -----------  -----------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
 Net investment income (loss)               $   163,591    $  (127,474) $  (127,175) $    (4,785)
 Net realized gain (loss) on
  investments and foreign currency
  transactions                                  425,374        952,012     (476,502)     (56,010)
 Net change in unrealized appreciation
  (depreciation) on investments,
  foreign currency and other assets           2,538,893      2,165,537    3,893,441      631,558
                                            -----------    -----------  -----------  -----------
 Net increase (decrease) in net assets
  resulting from operations                   3,127,858      2,990,075    3,289,764      570,763
                                            -----------    -----------  -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE A):
 From net investment income*:
 CLASS A                                        (82,711)           --           --        (9,506)
 CLASS B                                         (4,970)           --           --        (1,209)
 CLASS C                                           (191)           --           --          (104)
 CLASS D                                        (55,332)           --           --          (263)
 From short-term capital gains:
 CLASS A                                       (267,001)           --           --           --
 CLASS B                                        (19,100)           --           --           --
 CLASS C                                           (653)           --           --           --
 CLASS D                                        (81,783)           --           --           --
NET FUND SHARE TRANSACTIONS (NOTE E):
 CLASS A                                      1,108,608      1,331,853      488,757      799,587
 CLASS B                                        600,728        780,768      268,431      605,810
 CLASS C                                         43,004         10,081       18,772        2,337
 CLASS D                                      3,371,526      3,318,688    2,411,031       89,271
                                            -----------    -----------  -----------  -----------
TOTAL CHANGE IN NET ASSETS                    7,739,983      8,431,465    6,476,755    2,056,686
NET ASSETS:
 Beginning of period                         13,643,755     11,611,740   12,510,533   12,347,463
                                            -----------    -----------  -----------  -----------
 End of period (including
  undistributed net investment income
  disclosed below **)                       $21,383,738    $20,043,205  $18,987,288  $14,404,149
                                            ===========    ===========  ===========  ===========
 *Including distributions in excess of
  net investment income of:                         --             --           --           --
**Undistributed net investment income
  (loss):                                        20,387            --           --        28,952



                                                   The accompanying notes are an

                                                   LINCOLN
  LINCOLN          LINCOLN          LINCOLN         TAX-        LINCOLN
NEW PACIFIC   GOVERNMENT INCOME CORPORATE INCOME FREE INCOME   CASHFUND
 PORTFOLIO        PORTFOLIO        PORTFOLIO      PORTFOLIO    PORTFOLIO
-----------   ----------------- ---------------- -----------  -----------
$   (68,480)     $   683,071      $   896,150    $   443,185  $   542,522
   (388,609)         315,265          104,351            --           --
 (1,231,855)         453,575        1,219,589        977,524          --
-----------      -----------      -----------    -----------  -----------
 (1,688,944)       1,451,911        2,220,090      1,420,709      542,522
-----------      -----------      -----------    -----------  -----------
        --          (620,799)        (633,907)      (437,188)    (542,522)
        --           (19,661)         (24,234)        (6,574)         --
        --              (224)            (604)          (988)         --
        --           (51,430)        (236,120)           --           --
   (316,289)             --               --             --           --
    (15,095)             --               --             --           --
       (342)             --               --             --           --
     (1,631)             --               --             --           --
    941,615          689,590          802,327        545,752      555,106
    231,878           46,580          115,759         64,485          --
      6,813          (35,204)          (5,334)         2,272          --
     23,103          593,422        2,194,396            --           --
-----------      -----------      -----------    -----------  -----------
   (818,892)       2,054,185        4,432,373      1,588,468      555,106
 11,825,308       10,300,792       11,155,485      9,541,622   10,896,917
-----------      -----------      -----------    -----------  -----------
$11,006,416      $12,354,977      $15,587,858    $11,130,090  $11,452,023
===========      ===========      ===========    ===========  ===========
        --               --               --          (1,565)         --
     (9,219)           5,468            2,057            --           --



integral part of the financial statements.

LINCOLN ADVISOR FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD DECEMBER 3, 1993 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31,
1994

                                              LINCOLN        LINCOLN      LINCOLN      LINCOLN
                                         GROWTH AND INCOME ENTERPRISE   U.S. GROWTH  WORLD GROWTH
                                             PORTFOLIO      PORTFOLIO    PORTFOLIO    PORTFOLIO
                                         ----------------- -----------  -----------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
 Net investment income (loss)                   $55,239       ($96,231)    ($48,908)     $24,104
 Net realized gain (loss) on
  investment transactions and foreign
  currency transactions                         366,879     (1,615,958)    (765,893)    (117,654)
 Net change in unrealized appreciation
  (depreciation) on investments,
  foreign currency and other assets            (683,167)       968,162    1,143,629    1,150,863
                                            -----------    -----------  -----------  -----------
 Net increase (decrease) in net assets
  resulting from operations                    (261,049)      (744,027)     328,828    1,057,313
                                            -----------    -----------  -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE A):
 From net investment income*:
 CLASS A                                        (52,553)        (5,017)     (10,026)     (31,036)
 CLASS B                                           (901)           --           --          (644)
 CLASS C                                            (44)           --           --           (16)
 CLASS D                                        (13,722)           --           --          (154)
NET FUND SHARE TRANSACTIONS (NOTE E):
 CLASS A                                     10,707,842     11,364,722   10,432,432   10,690,388
 CLASS B                                        567,722        714,807      193,916      518,236
 CLASS C                                         24,220         36,372        4,860       38,387
 CLASS D                                      2,659,240        231,883    1,547,523       61,989
                                            -----------    -----------  -----------  -----------
TOTAL CHANGE IN NET ASSETS                   13,630,755     11,598,740   12,497,533   12,334,463
NET ASSETS:
 Beginning of period                             13,000         13,000       13,000       13,000
                                            -----------    -----------  -----------  -----------
 End of period (including
  undistributed net investment
  income disclosed below**)                 $13,643,755    $11,611,740  $12,510,533  $12,347,463
                                            ===========    ===========  ===========  ===========
 *Including distributions in excess of
  net investment income of:                    ($11,981)       ($5,017)    ($10,026)     ($7,747)
**Undistributed net investment income:              --             --           --           --



                                                   The accompanying notes are an

  LINCOLN         LINCOLN          LINCOLN          LINCOLN       LINCOLN
NEW PACIFIC  GOVERNMENT INCOME CORPORATE INCOME TAX-FREE INCOME  CASHFUND
 PORTFOLIO       PORTFOLIO        PORTFOLIO        PORTFOLIO     PORTFOLIO
-----------  ----------------- ---------------- --------------- -----------
   ($21,131)       $401,834         $569,199        $354,978       $271,189
    305,061        (602,768)        (643,261)            --             --
    207,837        (303,222)        (662,252)     (1,110,727)           --
-----------     -----------      -----------      ----------    -----------
    491,767        (504,156)        (736,314)       (755,749)       271,189
-----------     -----------      -----------      ----------    -----------
    (10,033)       (376,003)        (531,367)       (355,455)      (271,189)
        --           (2,509)          (3,088)         (1,109)           --
        --             (709)             (92)            (45)           --
        --           (7,589)         (33,880)            --             --
 10,855,398      10,518,370       10,853,543      10,532,695     10,883,917
    416,363         246,538          230,877         100,785            --
     12,436          50,709           10,006           7,500            --
     46,377         363,141        1,352,800             --             --
-----------     -----------      -----------      ----------    -----------
 11,812,308      10,287,792       11,142,485       9,528,622     10,883,917
     13,000          13,000           13,000          13,000         13,000
-----------     -----------      -----------      ----------    -----------
$11,825,308     $10,300,792      $11,155,485      $9,541,622    $10,896,917
===========     ===========      ===========      ==========    ===========
   ($10,033)            --               --          ($1,630)           --
        --          $15,024             $772             --             --



integral part of the financial statements.

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
LINCOLN GROWTH AND INCOME PORTFOLIO


                                       CLASS A                           CLASS B
                          --------------------------------- ---------------------------------
                            FOR THE YEAR    FOR THE PERIOD    FOR THE YEAR    FOR THE PERIOD
                               ENDED            ENDED            ENDED            ENDED
                          OCTOBER 31, 1995 OCTOBER 31, 1994 OCTOBER 31, 1995 OCTOBER 31, 1994
                          ---------------- ---------------- ---------------- ----------------
Net asset value,
 beginning of period          $  9.74          $  10.00          $ 9.49          $  10.00
                              -------          --------          ------          --------
Income from investment
 operations:
 Net investment income
  (loss)                         0.09              0.05            0.04              0.01
 Net realized and
  unrealized gain (loss)
  on investments                 1.71             (0.26)           1.64             (0.49)
                              -------          --------          ------          --------
  Total from investment
   operations                    1.80             (0.21)           1.68             (0.48)
                              -------          --------          ------          --------
Less distributions to
 shareholders:
 From net investment
  income                        (0.07)            (0.05)          (0.06)            (0.03)
 From net realized gains        (0.25)              --            (0.25)              --
                              -------          --------          ------          --------
  Total distributions           (0.32)            (0.05)          (0.31)            (0.03)
                              -------          --------          ------          --------
Net asset value, end of
 period                       $ 11.22          $   9.74          $10.86          $   9.49
                              =======          ========          ======          ========
Total Return**                  19.13%            (2.15%)         18.36%            (4.83%)
Ratios/Supplemental
 Data:
 Net assets, end of
  period (000's)              $13,297           $10,437          $1,308              $563
 Net expenses to average
  daily net assets               1.75%             1.75%*          2.40%             2.40%*
 Net investment income
  (loss) to average
  daily net assets               0.88%             0.49%*          0.23%             (.14%)*
 Portfolio turnover rate           49%               39%             49%               39%
 Commencement of
  operations                                   12/03/93                          03/29/94
 Without the waiver of
  fees and reimbursement
  of expenses by the
  advisor, the ratio of
  net expenses to
  average net assets
  would have been:               2.09%             2.87%*          2.74%             3.53%*

LINCOLN ENTERPRISE PORTFOLIO

                                       CLASS A                           CLASS B
                          --------------------------------- ---------------------------------
                            FOR THE YEAR    FOR THE PERIOD    FOR THE YEAR    FOR THE PERIOD
                               ENDED            ENDED            ENDED            ENDED
                          OCTOBER 31, 1995 OCTOBER 31, 1994 OCTOBER 31, 1995 OCTOBER 31, 1994
                          ---------------- ---------------- ---------------- ----------------
Net asset value,
 beginning of period          $  9.20          $  10.00          $ 9.81          $  10.00
                              -------          --------          ------          --------
Income from investment
 operations:
 Net investment income
  (loss)                        (0.08)            (0.08)          (0.12)            (0.04)
 Net realized and
  unrealized gain (loss)
  on investments                 2.16             (0.71)           2.27             (0.15)
                              -------          --------          ------          --------
  Total from investment
   operations                    2.08             (0.79)           2.15             (0.19)
                              -------          --------          ------          --------
Less distributions to
 shareholders:
 From net investment
  income                          --              (0.01)            --                --
 From net realized gains          --                --              --                --
                              -------          --------          ------          --------
  Total distributions            0.00             (0.01)           0.00              0.00
                              -------          --------          ------          --------
Net asset value, end of
 period                       $ 11.28          $   9.20          $11.96          $   9.81
                              =======          ========          ======          ========
Total Return**                  22.72%            (7.91%)         21.92%            (1.91%)
Ratios/Supplemental
 Data:
 Net assets, end of
  period (000's)              $14,508           $10,579          $1,811              $761
 Net expenses to average
  daily net assets               1.85%             1.85%*          2.50%             2.50%*
 Net investment income
  (loss) to average
  daily net assets              (0.83%)           (1.01%)*        (1.50%)           (1.53%)*
 Portfolio turnover rate          106%              120%            106%              120%
 Commencement of
  operations                                   12/03/93                          04/14/94
 Without the waiver of
  fees and reimbursement
  of expenses by the
  advisor, the ratio of
  net expenses to
  average net assets
  would have been:               2.42%             3.10%*          3.07%             3.76%*

-------
 * Annualized.
** Total return calculations exclude front end sales load.

                                                   The accompanying notes are an

                CLASS C                                  CLASS D
---------------------------------------- ---------------------------------------
  FOR THE YEAR                             FOR THE YEAR
     ENDED            FOR THE PERIOD          ENDED           FOR THE PERIOD
OCTOBER 31, 1995  ENDED OCTOBER 31, 1994 OCTOBER 31, 1995 ENDED OCTOBER 31, 1994
----------------  ---------------------- ---------------- ----------------------
     $ 9.96              $  10.00             $ 9.74             $  10.42
     ------              --------             ------             --------
       0.04                  0.00               0.12                 0.05
       1.72                 (0.02)              1.71                (0.66)
     ------              --------             ------             --------
       1.76                 (0.02)              1.83                (0.61)
     ------              --------             ------             --------
      (0.05)                (0.02)             (0.11)               (0.07)
      (0.25)                  --               (0.25)                 --
     ------              --------             ------             --------
      (0.30)                (0.02)             (0.36)               (0.07)
     ------              --------             ------             --------
     $11.42              $   9.96             $11.21             $   9.74
     ======              ========             ======             ========
      18.37%                (0.22%)            19.52%               (5.93%)
        $73                   $24             $6,706               $2,620
       2.40%                 2.40%*             1.40%                1.40%*
       0.23%                 (.08%)*            1.23%                0.91%*
         49%                   39%                49%                  39%
                         05/11/94                                02/03/94
       2.74%                 3.52%*             1.74%                2.52%*
                CLASS C                                  CLASS D
---------------------------------------- ---------------------------------------
  FOR THE YEAR                             FOR THE YEAR
     ENDED            FOR THE PERIOD          ENDED           FOR THE PERIOD
OCTOBER 31, 1995  ENDED OCTOBER 31, 1994 OCTOBER 31, 1995 ENDED OCTOBER 31, 1994
----------------  ---------------------- ---------------- ----------------------
     $10.02              $  10.00             $ 9.23             $  10.44
     ------              --------             ------             --------
      (0.15)                (0.05)             (0.02)               (0.02)
       2.34                  0.07               2.09                (1.19)
     ------              --------             ------             --------
       2.19                  0.02               2.07                (1.21)
     ------              --------             ------             --------
        --                    --                 --                   --
        --                    --                 --                   --
     ------              --------             ------             --------
       0.00                  0.00               0.00                 0.00
     ------              --------             ------             --------
     $12.21              $  10.02             $11.30             $   9.23
     ======              ========             ======             ========
      21.86%                 0.23%             22.43%              (11.61%)
     $   58              $     37             $3,666             $    234
       2.50%                 2.50%*             1.53%                1.50%*
      (1.49%)               (1.53%)*           (0.60%)               (.63%)*
        106%                  120%               106%                 120%
                         05/10/94                                02/03/94
       3.07%                 3.75%*             2.07%                2.75%*

integral part of the financial statements.

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
LINCOLN U.S. GROWTH PORTFOLIO

                                          CLASS A                                 CLASS B
                          --------------------------------------- ---------------------------------------
                            FOR THE YEAR                            FOR THE YEAR
                               ENDED           FOR THE PERIOD          ENDED           FOR THE PERIOD
                          OCTOBER 31, 1995 ENDED OCTOBER 31, 1994 OCTOBER 31, 1995 ENDED OCTOBER 31, 1994
                          ---------------- ---------------------- ---------------- ----------------------
Net asset value,
 beginning of period           $10.21               $10.00             $10.19               $10.00
                              -------             --------            -------             --------
Income from investment
 operations:
 Net investment income
  (loss)                       (0.09)               (0.04)             (0.14)               (0.03)
 Net realized and
  unrealized gain (loss)
  on investments                 2.31                 0.26               2.28                 0.22
                              -------             --------            -------             --------
  Total from investment
   operations                    2.22                 0.22               2.14                 0.19
                              -------             --------            -------             --------
Less distributions to
 shareholders:
 From net investment
  income                          --                 (0.01)               --                   --
 From net realized gains          --                   --                 --                   --
                              -------             --------            -------             --------
  Total distributions            0.00                (0.01)              0.00                 0.00
                              -------             --------            -------             --------
Net asset value, end of
 period                        $12.43               $10.21             $12.33               $10.19
                              =======             ========            =======             ========
Total Return**                 21.74%                2.18%             21.00%                1.90%
Ratios / Supplemental
 Data:
 Net assets, end of
  period (000's)              $13,574              $10,669               $567                 $204
 Net expenses to average
  daily net assets              1.85%               1.85%*              2.50%               2.50%*
 Net investment income
  (loss) to average
  daily net assets            (0.88%)             (0.51%)*            (1.57%)             (1.26%)*
 Portfolio turnover rate          58%                  66%                58%                  66%
 Commencement of
  operations                                      12/03/93                                03/29/94
 Without the waiver of
  fees and reimbursement
  of expenses by the
  advisor, the ratio of
  net expenses to
  average net assets
  would have been:              2.18%               2.94%*              2.83%               3.60%*

LINCOLN WORLD GROWTH PORTFOLIO

                                          CLASS A                                 CLASS B
                          --------------------------------------- ---------------------------------------
                            FOR THE YEAR                            FOR THE YEAR
                               ENDED           FOR THE PERIOD          ENDED           FOR THE PERIOD
                          OCTOBER 31, 1995 ENDED OCTOBER 31, 1994 OCTOBER 31, 1995 ENDED OCTOBER 31, 1994
                          ---------------- ---------------------- ---------------- ----------------------
Net asset value,
 beginning of period           $11.00               $10.00             $10.40               $10.00
                              -------             --------            -------             --------
Income from investment
 operations:
 Net investment income
  (loss)                         0.01                 0.02             (0.02)                  --
 Net realized and
  unrealized gain (loss)
  on investments                 0.40                 1.01               0.35                 0.43
                              -------             --------            -------             --------
  Total from investment
   operations                    0.41                 1.03               0.33                 0.43
                              -------             --------            -------             --------
Less distributions to
 shareholders:
 From net investment
  income                       (0.01)               (0.03)             (0.02)               (0.03)
 From net realized gains          --                   --                 --                   --
                              -------             --------            -------             --------
  Total distributions          (0.01)               (0.03)             (0.02)               (0.03)
                              -------             --------            -------             --------
Net asset value, end of
 period                        $11.40               $11.00             $10.71               $10.40
                              =======             ========            =======             ========
Total Return**                  3.81%               10.25%              3.19%                4.28%
Ratios / Supplemental
 Data:
 Net assets, end of
  period (000's)              $13,018              $11,721             $1,183                 $523
 Net expenses to average
  daily net assets              1.85%               1.85%*              2.50%               2.50%*
 Net investment income
  (loss) to average
  daily net assets              0.00%               0.25%*            (0.57%)             (0.37%)*
 Portfolio turnover rate           9%                   6%                 9%                   6%
 Commencement of
  operations                                      12/03/93                                03/29/94
 Without the waiver of
  fees and reimbursement
  of expenses by the
  advisor, the ratio of
  net expenses to
  average net assets
  would have been:              2.96%               3.56%*              3.61%               4.22%*

 * Annualized
** Total return calculations exclude front end sales load.

                                                   The accompanying notes are an

                 CLASS C                                 CLASS D
 --------------------------------------- ---------------------------------------
   FOR THE YEAR                            FOR THE YEAR
      ENDED           FOR THE PERIOD          ENDED           FOR THE PERIOD
 OCTOBER 31, 1995 ENDED OCTOBER 31, 1994 OCTOBER 31, 1995 ENDED OCTOBER 31, 1994
 ---------------- ---------------------- ---------------- ----------------------
      $10.62               $10.00             $10.23               $10.52
     -------             --------            -------             --------
      (0.10)               (0.03)             (0.05)               (0.01)
        2.33                 0.65               2.32               (0.28)
     -------             --------            -------             --------
        2.23                 0.62               2.27                (0.29)
     -------             --------            -------             --------
         --                   --                 --                   --
         --                   --                 --                   --
     -------             --------            -------             --------
        0.00                 0.00               0.00                 0.00
     -------             --------            -------             --------
      $12.85               $10.62             $12.50               $10.23
     =======             ========            =======             ========
      21.00%                6.17%             22.19%              (2.78%)
         $27                   $5             $4,819               $1,630
       2.50%               2.50%*              1.50%               1.50%*
     (1.61%)             (1.09%)*            (0.59%)             (0.27%)*
         58%                  66%                58%                  66%
                         05/23/94                                02/03/94
       2.82%               3.54%*              1.83%               2.60%*
                 CLASS C                                 CLASS D
 --------------------------------------- ---------------------------------------
   FOR THE YEAR                            FOR THE YEAR
      ENDED           FOR THE PERIOD          ENDED           FOR THE PERIOD
 OCTOBER 31, 1995 ENDED OCTOBER 31, 1994 OCTOBER 31, 1995 ENDED OCTOBER 31, 1994
 ---------------- ---------------------- ---------------- ----------------------
      $10.43               $10.00             $11.02               $10.50
     -------             --------            -------             --------
      (0.06)                 0.01               0.04                 0.04
        0.39                 0.44               0.41                 0.52
     -------             --------            -------             --------
        0.33                 0.45               0.45                 0.56
     -------             --------            -------             --------
      (0.03)               (0.02)             (0.03)               (0.04)
         --                   --                 --                   --
     -------             --------            -------             --------
      (0.03)               (0.02)             (0.03)               (0.04)
     -------             --------            -------             --------
      $10.73               $10.43             $11.44               $11.02
     =======             ========            =======             ========
       3.16%                4.45%              4.22%                5.26%
         $43                  $38               $161                  $63
       2.50%               2.50%*              1.50%               1.50%*
     (0.62%)               0.16%*              0.40%               0.76%*
          9%                   6%                 9%                   6%
                         05/10/94                                02/03/94
       3.61%               4.23%*              2.61%              3.21% *


integral part of the financial statements.

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
LINCOLN NEW PACIFIC PORTFOLIO

                                          CLASS A                                 CLASS B
                          --------------------------------------- ---------------------------------------
                            FOR THE YEAR                            FOR THE YEAR
                               ENDED           FOR THE PERIOD          ENDED           FOR THE PERIOD
                          OCTOBER 31, 1995 ENDED OCTOBER 31, 1994 OCTOBER 31, 1995 ENDED OCTOBER 31, 1994
                          ---------------- ---------------------- ---------------- ----------------------
Net asset value,
 beginning of period            $10.44              $10.00              $10.86              $10.00
                              --------            --------            --------            --------
Income from investment
 operations:
 Net investment income
  (loss)                        (0.05)              (0.02)              (0.10)              (0.03)
 Net realized and
  unrealized gain (loss)
  on investments                (1.39)                0.47              (1.46)                0.89
                              --------            --------            --------            --------
  Total from investment
   operations                   (1.44)                0.45              (1.56)                0.86
                              --------            --------            --------            --------
Less distributions to
 shareholders:
 From net investment
  income                           --               (0.01)                 --                  --
 From net realized gains        (0.29)                 --               (0.29)                 --
                              --------            --------            --------            --------
  Total distributions           (0.29)              (0.01)              (0.29)                0.00
                              --------            --------            --------            --------
Net asset value, end of
 period                          $8.71              $10.44               $9.01              $10.86
                              ========            ========            ========            ========
Total Return**                (13.99%)               4.53%            (14.56%)               8.58%
Ratios / Supplemental
 Data:
 Net assets, end of
  period (000's)               $10,353             $11,333                $573                $431
 Net expenses to average
  daily net assets               1.85%              1.85%*               2.50%              2.50%*
 Net investment income
  (loss) to average
  daily net assets             (0.60%)            (0.21%)*             (1.20%)            (0.88%)*
 Portfolio turnover rate          163%                104%                163%                104%
 Commencement of
  operations                                      12/03/93                                03/29/94
 Without the waiver of
  fees and reimbursement
  of expenses by the
  advisor, the ratio of
  net expenses to
  average net assets
  would have been:               3.73%              3.66%*               4.38%              4.32%*

LINCOLN GOVERNMENT INCOME PORTFOLIO

                                          CLASS A                                 CLASS B
                          --------------------------------------- ---------------------------------------
                            FOR THE YEAR                            FOR THE YEAR
                               ENDED           FOR THE PERIOD          ENDED           FOR THE PERIOD
                          OCTOBER 31, 1995 ENDED OCTOBER 31, 1994 OCTOBER 31, 1995 ENDED OCTOBER 31, 1994
                          ---------------- ---------------------- ---------------- ----------------------
Net asset value,
 beginning of period             $9.15              $10.00               $9.78              $10.00
                              --------            --------            --------            --------
Income from investment
 operations:
 Net investment income
  (loss)                          0.57                0.38                0.57                0.12
 Net realized and
  unrealized gain (loss)
  on investments                  0.65              (0.86)                0.65              (0.23)
                              --------            --------            --------            --------
  Total from investment
   operations                     1.22              (0.48)                1.22              (0.11)
                              --------            --------            --------            --------
Less distributions to
 shareholders:
 From net investment
  income                        (0.57)              (0.37)              (0.75)              (0.11)
 From net realized gains           --                  --                  --                  --
                              --------            --------            --------            --------
  Total distributions           (0.57)              (0.37)              (0.75)              (0.11)
                              --------            --------            --------            --------
Net asset value, end of
 period                          $9.80               $9.15              $10.25               $9.78
                              ========            ========            ========            ========
Total Return**                  13.72%             (4.93%)              13.09%             (1.11%)
Ratios / Supplemental
 Data:
 Net assets, end of
  period (000's)               $11,062              $9,658                $299                $239
 Net expenses to average
  daily net assets               1.25%              1.25%*               1.90%              1.90%*
 Net investment income
  (loss) to average
  daily net assets               6.07%              4.38%*               5.43%              4.87%*
 Portfolio turnover rate          227%                366%                227%                366%
 Commencement of
  operations                                      12/03/93                                07/27/94
 Without the waiver of
  fees and reimbursement
  of expenses by the
  advisor, the ratio of
  net expenses to
  average net assets
  would have been:               2.06%              2.58%*               2.71%              3.22%*

 * Annualized
** Total return calculations exclude front end sales load.

                                                   The accompanying notes are an

                 CLASS C                                 CLASS D
 --------------------------------------- ---------------------------------------
   FOR THE YEAR                            FOR THE YEAR
      ENDED           FOR THE PERIOD          ENDED           FOR THE PERIOD
 OCTOBER 31, 1995 ENDED OCTOBER 31, 1994 OCTOBER 31, 1995 ENDED OCTOBER 31, 1994
 ---------------- ---------------------- ---------------- ----------------------
       $10.66              $10.00              $10.48              $11.14
     --------            --------            --------            --------
       (0.08)              (0.02)              (0.01)                0.01
       (1.46)                0.68              (1.41)              (0.67)
     --------            --------            --------            --------
       (1.54)                0.66              (1.42)              (0.66)
     --------            --------            --------            --------
          --                  --                  --                  --
       (0.29)                 --               (0.29)                 --
     --------            --------            --------            --------
       (0.29)                0.00              (0.29)                0.00
     --------            --------            --------            --------
        $8.83              $10.66               $8.77              $10.48
     ========            ========            ========            ========
     (14.57%)               6.55%            (13.65%)             (5.98%)
          $17                 $12                 $62                 $47
        2.50%              2.50%*               1.50%              1.50%*
      (1.02%)            (0.83%)*             (0.16%)              0.23%*
         163%                104%                163%                104%
                         07/07/94                                02/03/94
        4.38%              4.31%*               3.38%              3.31%*
                 CLASS C                                 CLASS D
 --------------------------------------- ---------------------------------------
   FOR THE YEAR                            FOR THE YEAR
      ENDED           FOR THE PERIOD          ENDED           FOR THE PERIOD
 OCTOBER 31, 1995 ENDED OCTOBER 31, 1994 OCTOBER 31, 1995 ENDED OCTOBER 31, 1994
 ---------------- ---------------------- ---------------- ----------------------
        $9.79              $10.00               $9.15              $10.00
     --------            --------            --------            --------
         0.63                0.15                0.69                0.33
         0.47              (0.22)                0.54              (0.85)
     --------            --------            --------            --------
         1.10              (0.07)                1.23              (0.52)
     --------            --------            --------            --------
       (0.51)              (0.14)              (0.78)              (0.33)
          --                  --                  --                  --
     --------            --------            --------            --------
       (0.51)              (0.14)              (0.78)              (0.33)
     --------            --------            --------            --------
       $10.38               $9.79               $9.60               $9.15
     ========            ========            ========            ========
       11.59%             (0.72%)              14.15%             (5.17%)
          $15                 $49                $979                $353
        1.85%              1.90%*               0.90%              0.90%*
        4.73%              4.71%*               6.39%              5.57%*
         227%                366%                227%                366%
                         07/07/94                                02/03/94
        2.70%              3.22%*               1.71%              2.23%*

integral part of the financial statements.

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
LINCOLN CORPORATE INCOME PORTFOLIO

                                          CLASS A                                 CLASS B
                          --------------------------------------- ---------------------------------------
                            FOR THE YEAR                            FOR THE YEAR
                               ENDED           FOR THE PERIOD          ENDED           FOR THE PERIOD
                          OCTOBER 31, 1995 ENDED OCTOBER 31, 1994 OCTOBER 31, 1995 ENDED OCTOBER 31, 1994
                          ---------------- ---------------------- ---------------- ----------------------
Net asset value,
 beginning of period            $8.80               $10.00              $9.73               $10.00
                              -------             --------             ------             --------
Income from investment
 operations:
 Net investment income
  (loss)                         0.61                 0.51               0.66                 0.29
 Net realized and
  unrealized gain (loss)
  on investments                 0.91               (1.20)               0.91               (0.28)
                              -------             --------             ------             --------
  Total from investment
   operations                    1.52               (0.69)               1.57                 0.01
                              -------             --------             ------             --------
Less distributions to
 shareholders:
 From net investment
  income                       (0.56)               (0.51)             (0.85)               (0.28)
 From net realized gains          --                   --                 --                   --
                              -------             --------             ------             --------
  Total distributions          (0.56)               (0.51)             (0.85)               (0.28)
                              -------             --------             ------             --------
Net asset value, end of
 period                         $9.76                $8.80             $10.45                $9.73
                              =======             ========             ======             ========
Total Return**                 17.71%              (7.06%)             17.05%                0.11%
Ratios/Supplemental
 Data:
 Net assets, end of
  period (000's)              $11,518               $9,620               $362                 $222
 Net expenses to average
  daily net assets              1.25%               1.25%*              1.90%               1.90%*
 Net investment income
  (loss) to average
  daily net assets              6.64%               6.04%*              5.97%               5.94%*
 Portfolio turnover rate         119%                 185%               119%                 185%
 Commencement of
  operations                                      12/03/93                                05/11/94
 Without the waiver of
  fees and reimbursement
  of expenses by the
  advisor, the ratio of
  net expenses to
  average net assets
  would have been:              1.87%               2.55%*              2.52%               3.21%*

LINCOLN TAX-FREE INCOME PORTFOLIO

                                          CLASS A                                 CLASS B
                          --------------------------------------- ---------------------------------------
                            FOR THE YEAR                            FOR THE YEAR
                               ENDED           FOR THE PERIOD          ENDED           FOR THE PERIOD
                          OCTOBER 31, 1995 ENDED OCTOBER 31, 1994 OCTOBER 31, 1995 ENDED OCTOBER 31, 1994
                          ---------------- ---------------------- ---------------- ----------------------
Net asset value,
 beginning of period            $8.93               $10.00              $9.67               $10.00
                              -------             --------             ------             --------
Income from investment
 operations:
 Net investment income
  (loss)                         0.40                 0.34               0.43                 0.16
 Net realized and
  unrealized gain (loss)
  on investments                 0.89               (1.06)               0.88               (0.33)
                              -------             --------             ------             --------
  Total from investment
   operations                    1.29               (0.72)               1.31               (0.17)
                              -------             --------             ------             --------
Less distributions to
 shareholders:
 From net investment
  income                       (0.40)               (0.35)             (0.56)               (0.16)
 From net realized gains          --                   --                 --                   --
                              -------             --------             ------             --------
  Total distributions          (0.40)               (0.35)             (0.56)               (0.16)
                              -------             --------             ------             --------
Net asset value, end of
 period                         $9.82                $8.93             $10.42                $9.67
                              =======             ========             ======             ========
Total Return**                 14.76%              (7.40%)             14.04%              (1.73%)
Ratios/Supplemental
 Data:
 Net assets, end of
  period (000's)              $10,950               $9,438               $170                  $95
 Net expenses to average
  daily net assets              1.10%               1.10%*              1.75%               1.75%*
 Net investment income
  (loss) to average
  daily net assets              4.29%               3.98%*              3.63%               3.52%*
 Portfolio turnover rate           3%                  25%                 3%                  25%
 Commencement of
  operations                                      12/03/93                                05/04/94
 Without the waiver of
  fees and reimbursement
  of expenses by the
  advisor, the ratio of
  net expenses to
  average net assets
  would have been:              2.22%               2.66%*              2.87%               3.31%*

 * Annualized
** Total return calculations exclude front end sales load.

                                                   The accompanying notes are an

                 CLASS C                                 CLASS D
 --------------------------------------- ---------------------------------------
   FOR THE YEAR                            FOR THE YEAR
      ENDED           FOR THE PERIOD          ENDED           FOR THE PERIOD
 OCTOBER 31, 1995 ENDED OCTOBER 31, 1994 OCTOBER 31, 1995 ENDED OCTOBER 31, 1994
 ---------------- ---------------------- ---------------- ----------------------
       $9.80               $10.00              $8.84                $9.98
      ------             --------             ------             --------
        0.18                 0.08               0.73                 0.41
        1.33               (0.19)               0.78               (1.12)
      ------             --------             ------             --------
        1.51               (0.11)               1.51               (0.71)
      ------             --------             ------             --------
      (0.87)               (0.09)             (0.86)               (0.43)
         --                   --                 --                   --
      ------             --------             ------             --------
      (0.87)               (0.09)             (0.86)               (0.43)
      ------             --------             ------             --------
      $10.44                $9.80              $9.49                $8.84
      ======             ========             ======             ========
      16.23%              (1.00%)             18.27%              (7.21%)
          $5                   $9             $3,704               $1,302
       1.90%               1.85%*              0.90%               0.90%*
       5.75%               5.91%*              6.95%               6.88%*
        119%                 185%               119%                 185%
                         09/14/94                                02/03/94
       2.52%               3.17%*              1.52%               2.20%*
                 CLASS C
 ---------------------------------------
   FOR THE YEAR
      ENDED           FOR THE PERIOD
 OCTOBER 31, 1995 ENDED OCTOBER 31, 1994
 ---------------- ----------------------
       $9.64               $10.00
      ------             --------
        0.13                 0.05
        1.10               (0.35)
      ------             --------
        1.23               (0.30)
      ------             --------
      (0.66)               (0.06)
         --                   --
      ------             --------
      (0.66)               (0.06)
      ------             --------
      $10.21                $9.64
      ======             ========
      13.40%              (3.04%)
         $10                   $7
       1.75%               1.75%*
       3.68%               3.50%*
          3%                  25%
                         09/14/94
       2.87%               3.27%*

integral part of the financial statements.

FINANCIAL HIGHLIGHTS
LINCOLN CASHFUND PORTFOLIO
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                  REGULAR SHARES
                                      ---------------------------------------
                                        FOR THE YEAR
                                           ENDED           FOR THE PERIOD
                                      OCTOBER 31, 1995 ENDED OCTOBER 31, 1994
                                      ---------------- ----------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $1.00                $1.00
                                          -------             --------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)                0.05                 0.03
 Net realized and unrealized gain
  (loss) on investments                      0.00                 0.00
                                          -------             --------
  Total from investment operations           0.05                 0.03
                                          -------             --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income                (0.05)               (0.03)
 From net realized gains                      --                   --
                                          -------             --------
  Total distributions                      (0.05)               (0.03)
                                          -------             --------
NET ASSET VALUE, END OF PERIOD              $1.00                $1.00
                                          =======             ========
TOTAL RETURN                                4.94%                2.63%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)        $11,452              $10,897
 Net expenses to average daily net
  assets                                    1.10%               1.10%*
 Net investment income (loss) to
  average daily net assets                  4.85%               2.90%*
 Commencement of operations                                   12/03/93
 Without the waiver of fees and
  reimbursement of expenses by the
  advisor, the ratio of net
  expenses to average net assets
  would have been:                          1.51%               2.11%*

* Annualized


    The accompanying notes are an integral part of the financial statements.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                          LINCOLN ADVISOR FUNDS, INC.
                         NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 1995

NOTE A - SUMMARY OF ACCOUNTING POLICIES

The Lincoln Advisor Funds, Inc. (the "Fund"), is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund currently issues nine separate series of shares (each referred to as a Portfolio or collectively as the Portfolios) each representing a separate, diversified portfolio of securities. The Portfolios are Lincoln Growth and Income Portfolio ("Lincoln Growth and Income"), Lincoln Enterprise Portfolio ("Lincoln Enterprise"), Lincoln U. S. Growth Portfolio ("Lincoln U. S. Growth"), Lincoln World Growth Portfolio ("Lincoln World Growth"), Lincoln New Pacific Portfolio ("Lincoln New Pacific"), Lincoln Government Income Portfolio ("Lincoln Government"), Lincoln Corporate Income Portfolio ("Lincoln Corporate"), Lincoln Tax-Free Income Portfolio ("Lincoln Tax-Free"), and Lincoln Cashfund Portfolio ("Lincoln Cashfund"). Each of the Portfolios, except Lincoln Cashfund, currently offers four classes of shares: Class A, Class B, Class C and Class D. Lincoln Cashfund currently offers two classes of shares: Regular and Class B Exchange shares. For ease of presentation within the financial statements, Lincoln Cashfund Regular shares appear under the heading as Class A shares. As of the date of this report, all classes of the Fund with the exception of Lincoln Tax-Free Class D and Lincoln Cashfund Class B Exchange had commenced operations. The following is a summary of the significant accounting policies followed by the Portfolios in the preparation of their financial statements.

SECURITIES VALUATIONS
A security listed or traded on an exchange (including the NASDAQ National Market System) is valued at its last sale price on the exchange where the security is principally traded or, if lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market is valued at the mean between the last available bid and asked prices based upon quotes furnished by market makers for such securities. Debt obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate, maturity and general market conditions. Securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the supervision of the Fund's officers in a manner specifically authorized by the Board of Directors of the Fund. The securities of Lincoln Cashfund are valued at amortized cost. For all other funds, short-term obligations having 60 days or less to maturity are valued at amortized cost. Amortized cost valuation involves assuming a constant amortization of any discount or premium from maturity, regardless of the effect of fluctuating interest rates on the market value of the instrument.

REPURCHASE AGREEMENTS
Each Portfolio may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligation, including interest. In the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. There is potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert its rights. The Portfolios' investment advisor, acting under the supervision of the Board of Directors of the Fund, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Portfolio enters into repurchase agreements to evaluate potential risks.

FORWARD FOREIGN CURRENCY CONTRACTS
The Portfolios (other than Lincoln Tax-Free and Lincoln Cashfund) may enter into forward foreign currency exchange contracts. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Portfolio's investment securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

FOREIGN CURRENCY
The books and records of the Portfolios are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expense items are translated on the respective dates of such transactions. Unrealized gains and losses which result from changes in foreign currency exchange rates have been included in the unrealized appreciation/(depreciation) of investments. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Portfolio and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

OPTION TRANSACTIONS
The Portfolios may purchase and write (i.e., sell) put and call options on securities and currencies. A call option gives the purchaser, in exchange for a premium paid, the right for a specified period of time to purchase securities or currencies subject to the option at a specified price (the exercise price or strike price). When a Portfolio writes a call option, the Portfolio gives up the potential for gain on the underlying securities in excess of the exercise price of the option. A put option gives the purchaser, in return for a premium, the right for a specified period of time to sell the securities or currencies to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities underlying the option at the exercise price. A Portfolio might, therefore, be obligated to purchase the underlying securities for more than their current market price.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME
Securities transactions are accounted for on a trade date basis. Realized gains and losses on sales are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of discounts and premiums on investments, is earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income, if any, for Lincoln Growth and Income, Lincoln Enterprise, Lincoln U.S. Growth, Lincoln World Growth, and Lincoln New Pacific Portfolios are declared and paid at least annually. Dividends from net investment income for Lincoln Government, Lincoln Corporate, and Lincoln Tax-Free Portfolios are declared and paid monthly. Dividends from net investment income for the Lincoln Cashfund are declared daily and paid monthly. Net realized capital gains, if any, for the Portfolios are declared and paid at least annually. Additional distributions may be made at the discretion of the Board of Directors in order to avoid the application of a 4% non-deductible excise tax on certain amounts of undistributed ordinary income and capital gains.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Undistributed net investment income and accumulated net realized gain may include temporary book and tax differences which will reverse in a subsequent period. For the year ended December 31, 1994, the Funds reclassified the following amounts:

                                          UNDISTRIBUTED  ACCUMULATED
                                          NET INVESTMENT NET REALIZED  PAID-IN
                                          INCOME (LOSS)  GAIN (LOSS)   CAPITAL
                                          -------------- ------------ ---------
Lincoln Enterprise.......................    $127,474      $    --    ($127,474)
Lincoln U.S. Growth......................     127,175           --     (127,175)
Lincoln World Growth.....................      52,566       (52,566)        --
Lincoln New Pacific......................      59,261       (80,392)     21,131
Lincoln Government.......................        (513)          513         --

Distributions in excess of tax basis earnings and profits will be reported in the Fund's financial statements as a return of capital. Furthermore, differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Per share net investment income or loss does not reflect current period reclassification of permanent differences between book and tax basis net investment income or loss.

FEDERAL INCOME TAXES
Each Portfolio intends to qualify as a regulated investment company, by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies and by distributing substantially all of its earnings to shareholders. Therefore, no Federal income tax provision is required. Distributions in excess of tax basis earnings and profits will be reported in the Fund's financial statements as a return of capital. Furthermore, differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

EXPENSES
Operating expenses directly attributable to a class of shares are charged to that class' operations. Expenses of the Fund not directly attributable to the operations of any class of shares or Portfolio are prorated among the classes and Portfolios, respectively, to which the expense relates based on the relative net assets of such class or Portfolio.

NOTE B - INVESTMENTS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) for the period from November 1, 1994 to October 31, 1995 were as follows:

                                                      PURCHASES       SALES
                                                     -----------   -----------
       Lincoln Growth and Income.................... $13,387,883   $ 7,793,015
       Lincoln Enterprise...........................  20,427,323    14,543,631
       Lincoln U.S. Growth..........................  12,384,988     8,544,836
       Lincoln World Growth.........................   3,129,483     1,051,295
       Lincoln New Pacific..........................  17,889,177    16,654,473
       Lincoln Government...........................  24,464,198*   23,661,659*
       Lincoln Corporate............................  18,131,686**  14,586,905**
       Lincoln Tax-Free.............................     897,847       300,000

 *U.S. Government Securities
**Includes $7,580,856 in purchases, and $9,158,861 in sales of U.S. Government Securities

NOTE C - MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under an agreement between the Fund and Lincoln Investment Management, Inc. ("LIM" or the "Advisor") (formerly Lincoln National Investment Management Company), the Advisor is responsible for the investment of each Portfolio's assets, bearing the cost of research and statistical analysis as well as ordinary office costs and salaries of officers and employees who provide services to the Fund. In return for these services, LIM receives advisory fees monthly based upon each Portfolio's average daily net assets at the following annual rates:

            Lincoln Growth and Income   .80%
            Lincoln Enterprise          .80%
            Lincoln U.S. Growth         .70%
            Lincoln World Growth       1.10%
            Lincoln New Pacific        1.10%
            Lincoln Government          .30%
            Lincoln Corporate           .30%
            Lincoln Tax-Free            .30%
            Lincoln Cashfund            .25%

Pursuant to separate agreements with LIM, Lincoln Growth and Income, Lincoln Enterprise, Lincoln U.S. Growth, Lincoln World Growth and Lincoln New Pacific Portfolios have sub-advisors who participate in the management of its respective Portfolio's assets. The sub-advisors are each responsible for the day-to-day investment management of the Portfolio under the direct supervision of LIM. Lynch & Mayer, Inc., an affiliate of LIM, serves as the sub-advisor to the Lincoln Enterprise Portfolio and earned sub-advisory fees of $72,723 for the period ended October 31, 1995. None of the other current sub-advisors are affiliated with the Advisor. The sub-advisors' fees are paid by the advisor; the Portfolios do not pay any fees directly to the sub-advisors.

Securities regulations of various states in which the Portfolios have shareholders provide that, if expenses borne by the Portfolio in any year (including the advisory fee but excluding interest, taxes, brokerage fees and where permitted, extraordinary expenses) exceed certain limitations, the Advisor must reimburse the Portfolio for any such excess at least annually. These expense limitations may be raised or lowered from time to time. The Fund believes the most restrictive expense limitation of state securities commissioners is 2.5% of each Portfolio's average daily net assets up to $30,000,000; 2% of the next $70,000,000 and 1.5% of average daily net assets in excess of $100,000,000 during the applicable year. During any year, the Advisor will be bound by the most stringent applicable requirements of any state.

Delaware Distributors L.P., ("Delaware"), an affiliate of LIM, has served as the Fund's distributor of Portfolio shares since September 22, 1995. Prior to September 22, 1995 LNC Equity Sales Corporation, an affiliate of LIM, served as the Fund's distributor. The distributor is paid an annual service fee with respect to Class A (excluding Lincoln Cashfund "Regular" shares), Class B (including Lincoln Cashfund "Class B Exchange" shares) and Class C shares of the Portfolios at the rate of .25% of the value of the average daily net assets of the respective class of each Portfolio. Delaware is also paid an annual distribution fee by Class A (excluding Lincoln Cashfund "Regular" shares), Class B (including Lincoln Cashfund "Class B Exchange" shares) and Class C shares at the rate of .10%, .75% and .75%, respectively, of the value of average daily net assets attributable to those classes of shares. The fees are authorized pursuant to separate service and distribution plans for each of the classes of shares (the "Plans") adopted by the Portfolios pursuant to Rule 12b-1 under the Investment Company Act and are used by Delaware to cover expenses primarily intended to result in the sale of those shares of the Portfolios.

Delaware Service Company, Inc. has also served as the Fund's transfer and shareholder services agent since September 22, 1995. For the year ended October 31, 1995 Delaware received $24,222 in fees for transfer and shareholder services provided. Prior to September 22, 1995 Fundamental Shareholder Services Inc. served as the Fund's transfer and shareholder services agent.

Certain officers and directors of the Fund are also officers or directors of the Advisor. The compensation of unaffiliated directors of the Fund is borne by the Fund.

Initial investments into the Fund were made by American States Insurance Company ("ASI") and Lincoln National Life Insurance Company ("LNLIC"), both affiliates of the Advisor. As of October 31, 1995, ASI held approximately 57%, 66%, and 96% of the outstanding shares of Lincoln Enterprise, Lincoln U.S. Growth, and Lincoln Tax-Free, respectively. LNLIC held approximately 54%, 79%, 82%, 88%, 70%, and 94% of the outstanding shares of Lincoln Growth and Income, Lincoln World Growth, Lincoln New Pacific, Lincoln Government, Lincoln Corporate, and Lincoln Cashfund, respectively.

NOTE D - INCOME TAXES

At October 31, 1995, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were as follows:

                                   TAX BASIS    TAX BASIS
                                   UNREALIZED   UNREALIZED
                                  APPRECIATION DEPRECIATION
                                  ------------ ------------
       Lincoln Growth and Income   $2,530,884   $  675,158
       Lincoln Enterprise           3,621,020      487,321
       Lincoln U.S. Growth          5,183,478      146,408
       Lincoln World Growth         2,945,463    1,163,565
       Lincoln New Pacific            487,688    1,526,981
       Lincoln Government             177,602       27,249
       Lincoln Corporate              625,956       68,619
       Lincoln Tax-Free                43,944      177,147

At October 31, 1995, the following funds have available, for Federal income tax purposes, unused capital losses:

                                                        AMOUNT  EXPIRATION DATE
                                                       -------- ----------------
       Lincoln Enterprise............................. $663,935 October 31, 2002
      --------------------------------------------------------------------------
       Lincoln U.S. Growth............................  762,603 October 31, 2002
                                                        479,792 October 31, 2003
      --------------------------------------------------------------------------
       Lincoln World Growth...........................  117,153 October 31, 2002
                                                        109,076 October 31, 2003
      --------------------------------------------------------------------------
       Lincoln New Pacific............................  432,949 October 31, 2003
       Lincoln Government.............................  286,991 October 31, 2002
       Lincoln Corporate..............................  538,910 October 31, 2002

NOTE E - CAPITAL STOCK

The Portfolios (other than the Lincoln Cashfund) issue the following classes of shares: Class A shares are sold to investors choosing the initial sales charge alternative, Class B shares are sold to investors choosing the contingent deferred sales charge ("CDSC") alternative, Class C shares are sold to investors choosing the annual distribution fee alternative and Class D shares are sold to investors choosing the no sales charge alternative and are available to insurance companies (including both general and separate accounts), affiliates of insurance companies and investment companies registered under the Investment Company Act only. The Lincoln Cashfund offers two classes of shares: Regular Shares and Class B Exchange Shares. The Regular Shares are offered and sold at the net asset value ($1.00) without a sales charge and without any service or distribution fees. The Class B Exchange Shares, which are issued only upon the exchange of shares of Class B of any other Portfolio, are subject to the applicable CDSC, if any, upon redemption and are charged distribution and service fees totaling 1% of the net asset value of the shares. As of October 31, 1995, 810,000,000 shares of $.01 par value Common Stock, issued in separate series, were authorized. Because the Lincoln Cashfund has sold shares, issued shares as reinvestment of dividends and redeemed shares at a constant net asset value of $1.00 per share, the number of shares represented by such sales, reinvestments and redemptions is the same as the amounts shown below for such transactions. Changes in shares outstanding for each Portfolio for the periods indicated are presented on the following pages:

                                          FOR THE YEAR ENDED OCTOBER 31, 1995
                          ----------------------------------------------------------------------------
                               CLASS A             CLASS B           CLASS C            CLASS D
                          -------------------  -----------------  ---------------  -------------------
                          SHARES     AMOUNT    SHARES    AMOUNT   SHARES  AMOUNT   SHARES     AMOUNT
                          -------  ----------  -------  --------  ------  -------  -------  ----------
LINCOLN GROWTH AND
 INCOME PORTFOLIO
 Sold...................   86,373    $870,351   65,262  $643,559   4,279  $46,101  404,257  $4,170,140
 Issued as reinvestment
  of dividends..........   37,192     348,324    2,566    22,782      90      843   14,252     137,112
 Redeemed...............  (10,399)   (110,067)  (6,830)  (65,613)   (379)  (3,940) (89,601)   (935,726)
                          -------  ----------  -------  --------  ------  -------  -------  ----------
 Net increase...........  113,166   1,108,608   60,998   600,728   3,990   43,004  328,908   3,371,526
                          =======  ==========  =======  ========  ======  =======  =======  ==========
LINCOLN ENTERPRISE
 PORTFOLIO
 Sold...................  165,155  $1,624,685   81,179  $854,499   1,660  $17,046  308,608  $3,416,787
 Issued as reinvestment
  of dividends..........      --          --       --        --      --       --       --          --
 Redeemed...............  (28,541)   (292,832)  (7,295)  (73,731)   (637)  (6,965)  (9,614)    (98,099)
                          -------  ----------  -------  --------  ------  -------  -------  ----------
 Net increase...........  136,614   1,331,853   73,884   780,768   1,023   10,081  298,994   3,318,688
                          =======  ==========  =======  ========  ======  =======  =======  ==========
LINCOLN U.S. GROWTH
 PORTFOLIO
 Sold...................   52,639    $551,988   26,729  $276,925   1,865  $21,207  307,706  $3,303,266
 Issued as reinvestment
  of dividends..........      --          --       --        --      --       --       --          --
 Redeemed...............   (5,890)    (63,231)    (829)   (8,494)   (232)  (2,435) (81,517)   (892,235)
                          -------  ----------  -------  --------  ------  -------  -------  ----------
 Net increase...........   46,749     488,757   25,900   268,431   1,633   18,772  226,189   2,411,031
                          =======  ==========  =======  ========  ======  =======  =======  ==========
LINCOLN WORLD GROWTH
 PORTFOLIO
 Sold...................   87,908    $933,753   66,883  $672,282   1,735  $17,206   10,800  $  116,640
 Issued as reinvestment
  of dividends..........      895       9,471      123     1,192      11      104       25         262
 Redeemed...............  (13,283)   (143,637)  (6,937)  (67,664) (1,466) (14,973)  (2,532)    (27,631)
                          -------  ----------  -------  --------  ------  -------  -------  ----------
 Net increase...........   75,520     799,587   60,069   605,810     280    2,337    8,293      89,271
                          =======  ==========  =======  ========  ======  =======  =======  ==========
LINCOLN NEW PACIFIC
 PORTFOLIO
 Sold...................   88,098    $793,387   36,512  $345,285   1,031  $ 8,907    2,883  $   25,647
 Issued as reinvestment
  of dividends..........   33,992     315,456    1,505    14,514      37      342      176       1,631
 Redeemed...............  (18,925)   (167,228) (14,072) (127,921)   (271)  (2,436)    (494)     (4,175)
                          -------  ----------  -------  --------  ------  -------  -------  ----------
 Net increase...........  103,165     941,615   23,945   231,878     797    6,813    2,565      23,103
                          =======  ==========  =======  ========  ======  =======  =======  ==========
LINCOLN GOVERNMENT
 INCOME PORTFOLIO
 Sold...................   13,148    $124,019    3,642   $36,391   1,394  $14,219   75,898  $  711,902
 Issued as reinvestment
  of dividends..........   65,220     617,698    1,698    16,613      22      223    5,547      51,430
 Redeemed...............   (5,486)    (52,127)    (634)   (6,424) (5,071) (49,646) (18,066)   (169,910)
                          -------  ----------  -------  --------  ------  -------  -------  ----------
 Net increase/decrease..   72,882     689,590    4,706    46,580  (3,655) (35,204)  63,379     593,422
                          =======  ==========  =======  ========  ======  =======  =======  ==========
LINCOLN CORPORATE INCOME
 PORTFOLIO
 Sold...................   25,773    $236,627   10,034   $99,507     445  $ 4,556  307,225  $2,785,489
 Issued as reinvestment
  of dividends..........   67,335     628,474    2,352    22,994       6       61   26,256     236,120
 Redeemed...............   (6,735)    (62,774)    (677)   (6,742) (1,004)  (9,951) (90,608)   (827,213)
                          -------  ----------  -------  --------  ------  -------  -------  ----------
 Net increase/decrease..   86,373     802,327   11,709   115,759    (553)  (5,334) 242,873   2,194,396
                          =======  ==========  =======  ========  ======  =======  =======  ==========
LINCOLN TAX-FREE INCOME
 PORTFOLIO
 Sold...................   15,484    $145,064    6,324   $63,931   2,070  $20,000
 Issued as reinvestment
  of dividends..........   46,039     433,850      522     5,140      70      671
 Redeemed...............   (3,463)    (33,162)    (438)   (4,586) (1,873) (18,399)
                          -------  ----------  -------  --------  ------  -------
 Net increase...........   58,060     545,752    6,408    64,485     267    2,272
                          =======  ==========  =======  ========  ======  =======
LINCOLN CASHFUND
 PORTFOLIO
 Sold...................             $883,280
 Issued as reinvestment
  of dividends..........              540,832
 Redeemed...............             (869,006)
                                   ----------
 Net increase...........              555,106
                                   ==========

                  FOR THE YEAR ENDED OCTOBER 31, 1994
----------------------------------------------------------------------------
       CLASS A              CLASS B          CLASS C          CLASS D
----------------------  ----------------  -------------- -------------------
 SHARES      AMOUNT     SHARES   AMOUNT   SHARES AMOUNT  SHARES     AMOUNT
---------  -----------  ------  --------  ------ ------- -------  ----------
1,068,102  $10,669,420  59,266  $566,826  2,412  $24,176 270,752  $2,676,462
    5,349       52,433      94       896      4       44   1,407      13,721
   (1,422)     (14,011)    --        --     --       --   (3,119)    (30,943)
---------  -----------  ------  --------  -----  ------- -------  ----------
1,072,029  $10,707,842  59,360  $567,722  2,416  $24,220 269,040  $2,659,240
=========  ===========  ======  ========  =====  ======= =======  ==========
1,158,125  $11,443,035  77,581  $714,807  3,744  $36,372  25,578  $  233,559
      499        5,017     --        --     --       --      --          --
   (9,348)     (83,330)    --        --     --       --     (187)     (1,676)
---------  -----------  ------  --------  -----  ------- -------  ----------
1,149,276  $11,364,722  77,581  $714,807  3,744  $36,372  25,391  $  231,883
=========  ===========  ======  ========  =====  ======= =======  ==========
1,047,871  $10,458,026  20,092  $193,916    480  $ 4,860 162,440  $1,577,056
    1,000       10,026     --        --     --       --      --          --
   (3,599)     (35,620)    --        --     --       --   (2,990)    (29,533)
---------  -----------  ------  --------  -----  ------- -------  ----------
1,045,272  $10,432,432  20,092  $193,916    480  $ 4,860 159,450  $1,547,523
=========  ===========  ======  ========  =====  ======= =======  ==========
1,065,506  $10,685,448  50,281  $517,626  3,717  $38,371   5,805  $   62,275
    2,895       31,015      62       644      2       16      14         154
   (2,413)     (26,075)     (3)      (34)   --       --      (40)       (440)
---------  -----------  ------  --------  -----  ------- -------  ----------
1,065,988  $10,690,388  50,340  $518,236  3,719  $38,387   5,779  $   61,989
=========  ===========  ======  ========  =====  ======= =======  ==========
1,088,400  $10,888,194  39,703  $416,363  1,183  $12,436   4,593  $   46,707
      928       10,031     --        --     --       --      --          --
   (4,038)     (42,827)    --        --     --       --      (32)       (330)
---------  -----------  ------  --------  -----  ------- -------  ----------
1,085,290  $10,855,398  39,703  $416,363  1,183  $12,436   4,561  $   46,377
=========  ===========  ======  ========  =====  ======= =======  ==========
1,016,509  $10,145,150  24,286  $244,391  5,000  $50,000  38,052  $  358,123
   39,719      375,220     217     2,147     71      709     815       7,589
     (217)      (2,000)    --        --     --       --     (275)     (2,571)
---------  -----------  ------  --------  -----  ------- -------  ----------
1,056,011  $10,518,370  24,503  $246,538  5,071  $50,709  38,592  $  363,141
=========  ===========  ======  ========  =====  ======= =======  ==========
1,037,779  $10,337,282  22,598  $227,797  1,001  $10,006 144,764  $1,328,878
   57,416      529,917     312     3,080    --       --    3,662      33,880
   (1,481)     (13,656)    --        --     --       --   (1,100)     (9,958)
---------  -----------  ------  --------  -----  ------- -------  ----------
1,093,714  $10,853,543  22,910  $230,877  1,001  $10,006 147,326  $1,352,800
=========  ===========  ======  ========  =====  ======= =======  ==========
1,020,228  $10,183,405   9,799  $ 99,784    750  $ 7,500
   37,748      353,653     101     1,001    --       --
     (462)      (4,363)    --        --     --       --
---------  -----------  ------  --------  -----  -------
1,057,514  $10,532,695   9,900  $100,785    750  $ 7,500
=========  ===========  ======  ========  =====  =======
           $10,732,901
               272,486
              (108,470)
           -----------
           $10,896,917
           ===========

NOTE F - ORGANIZATION COSTS

Each Portfolio bore the costs incurred in connection with its organization. All such costs are being amortized on the straight-line method over a period of five years from the commencement of operations of each Portfolio. In the event that any of the initial shares of the Portfolio are redeemed during such amortization period, the Portfolio will be reimbursed for any unamortized costs in the same proportion as the number of shares redeemed bears to the number of initial shares outstanding at the time of the redemption.

NOTE G - FINANCIAL INSTRUMENTS

The Funds regularly trade financial instruments with off-balance sheet risk in the normal course of their investing activities to assist in managing exposure to market risks, such as interest rates and foreign currency exchange rates. These financial instruments include forward currency contracts and futures contracts.

The notional or contractual amounts of these instruments represent the investments the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 1995 is as follows:

Forward Currency Contracts:
Lincoln New Pacific

Sells

                                                                        Net Unrealized
Settlement Date  Contracts to Deliver     Currency      In Exchange For  Appreciation
---------------  -------------------- ----------------- --------------- --------------
   11/06/95          111,100,000        Japanese Yen      $1,100,000       $12,348
   01/12/96              609,096      Malaysian Ringgit   $  240,000           712
                                                                           -------
                                                                           $13,060
                                                                           =======

NOTE H - FOREIGN SECURITIES

The Lincoln World Growth and Lincoln New Pacific Portfolios may invest substantially all of their assets in foreign securities. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

NOTE I - FEDERAL TAX INFORMATION (UNAUDITED)

The Lincoln Tax-Free Fund has designated 95.4% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 1996 will show the tax status of all distributions paid to your account in calendar 1995.

Foreign taxes paid by Lincoln New Pacific Fund to foreign countries amounted to $68,091.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders of
Lincoln Advisor Funds, Inc.:

We have audited the accompanying statements of assets and liabilities of the Lincoln Advisor Funds, Inc. (the Fund), consisting of Lincoln Growth and Income Portfolio, Lincoln Enterprise Portfolio, Lincoln U.S. Growth Portfolio, Lincoln World Growth Portfolio, Lincoln New Pacific Portfolio, Lincoln Government Income Portfolio, Lincoln Corporate Income Portfolio, Lincoln Tax-Free Income Portfolio, and Lincoln Cashfund Portfolio (the "Portfolios"), including the schedules of portfolio of investments, as of October 31, 1995, and the related statement of operations, the statement of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios of the Fund as of October 31, 1995, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles.

                                        Coopers & Lybrand L.L.P.

Boston, Massachusetts
December 12, 1995

LINCOLN ADVISOR FUNDS
C/O DELAWARE SERVICES COMPANY, INC., TRANSFER AGENT
1818 MARKET STREET
PHILADELPHIA, PA 19103

FORM 27955A 12/94